            As filed with the Securities and Exchange Commission
                             on January 24, 1996


                                                       Registration No. 33-94896
                                                                        811-9074
--------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             __________________

                                  FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [X]

                        PRE-EFFECTIVE AMENDMENT NO. 1                        [X]

                       POST-EFFECTIVE AMENDMENT NO. __                       [ ]

                                   AND/OR

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]
                               AMENDMENT NO. 1

                      (Check appropriate box or boxes)
                             __________________

                       NICHOLAS-APPLEGATE SERIES TRUST
             (Exact Name of Registrant as Specified in Charter)

                        600 WEST BROADWAY, 30TH FLOOR
                         SAN DIEGO, CALIFORNIA 92101
        (Address of Principal Executive Offices, including Zip Code)

                             ARTHUR E. NICHOLAS
                  C/O NICHOLAS-APPLEGATE CAPITAL MANAGEMENT
                        600 WEST BROADWAY, 30TH FLOOR
                         SAN DIEGO, CALIFORNIA 92101
                   (Name and Address of Agent for Service)

                         COPY TO:  ROBERT E. CARLSON
                      PAUL, HASTINGS, JANOFSKY & WALKER
                    555 S. FLOWER STREET, TWENTIETH FLOOR
                        LOS ANGELES, CALIFORNIA 90071
                             __________________

                APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
              AS SOON AS PRACTICABLE FOLLOWING EFFECTIVE DATE.
                             __________________

      The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effectiveness until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

      Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant is registering an indefinite number of shares by this Registration Statement. In accordance with Rule 24f-2, a registration fee in the amount of $500 accompanied the Registration Statement.

                             __________________

                            CROSS REFERENCE SHEET
                          (AS REQUIRED BY RULE 495)
N-1A ITEM NO.                                            LOCATION
-------------                                            --------
PART A

Item 1.  Cover Page. . . . . . . . . . . . . . . . . .   Cover Page

Item 2.  Synopsis. . . . . . . . . . . . . . . . . . .   Summary of Expenses;
                                                         Prospectus Summary

Item 3.  Condensed Financial Information . . . . . . .   Not Applicable

Item 4.  General Description of Registrant . . . . . .   Cover Page; Prospectus
                                                         Summary; Investment
                                                         Objectives and
                                                         Policies; Organization
                                                         and Management;
                                                         Appendix

Item 5.  Management of Fund. . . . . . . . . . . . . .   Organization and
                                                         Management

Item 6.  Capital Stock and Other Securities. . . . . .   Dividends,
                                                         Distributions and
                                                         Taxes; Purchasing and
                                                         Redeeming Shares

Item 7.  Purchase of Securities Being Offered. . . . .   Purchasing and
                                                         Redeeming Shares

Item 8.  Redemption of Repurchase. . . . . . . . . . .   Purchasing and
                                                         Redeeming Shares

Item 9.  Pending Legal Proceedings . . . . . . . . . .   Not Applicable

PART B

Item 10. Cover Page. . . . . . . . . . . . . . . . . .   Cover Page

Item 11. Table of Contents . . . . . . . . . . . . . .   Table of Contents

Item 12. General Information and History . . . . . . .   General Information

Item 13. Investment Objectives and Policies. . . . . .   Investment Objectives
                                                         and Policies;
                                                         Investment
                                                         Restrictions

Item 14. Management of the Fund. . . . . . . . . . . .   Trustees and Officers;
                                                         Administrator;
                                                         Distributor

Item 15. Control Persons and Principal
          Holders of Securities. . . . . . . . . . . .   Principal
                                                         Holders of
                                                         Securities

Item 16. Investment Advisory and Other Services. . . .   Administrator;
                                                         Investment Adviser;
                                                         Distributor;
                                                         Custodian, Transfer
                                                         and Dividend
                                                         Disbursing Agent,
                                                         Independent
                                                         Accountants and Legal
                                                         Counsel

Item 17. Brokerage Allocation and Other Practices. . .   Portfolio Transactions
                                                         and Brokerage

Item 18. Capital Stock and Other Securities. . . . . .   Miscellaneous

Item 19. Purchase, Redemption and Pricing of . . . . .   Purchase and Redemption
           Securities Being Offered                      of Shares


Item 20. Tax Status. . . . . . . . . . . . . . . . . .   Taxes

Item 21. Underwriters. . . . . . . . . . . . . . . . .   Distributor

Item 22. Calculation of Performance Data . . . . . . .   Performance
                                                         Information

Item 23. Financial Statements. . . . . . . . . . . . .   Financial Statements

PART C
   Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to the Registration Statement.

             NICHOLAS--APPLEGATE-REGISTERED TRADEMARK- SERIES TRUST

-------------------------------------------------

                                   PROSPECTUS
Nicholas-Applegate Series Trust (the "Trust") is an open-end management investment company comprised of six investment portfolios ("Series") offered hereby. Shares of the Series may be sold only to registered separate accounts of insurance companies ("Separate Accounts") to serve as the investment medium for variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by insurance companies ("Insurance Companies"). The Separate Accounts invest in shares of one or more of the Series in accordance with allocation instructions received from owners of the Contracts. Such Contracts are described further in the prospectus for the Separate Accounts. THERE CAN BE NO ASSURANCE THAT ANY SERIES WILL ACHIEVE ITS INVESTMENT OBJECTIVE.
------------------------------

CORE GROWTH SERIES seeks to maximize long-term capital appreciation. It invests primarily in a diversified portfolio of common stocks of U.S. companies with middle market capitalizations and above (generally above $500 million).

EMERGING GROWTH SERIES seeks to maximize long-term capital appreciation. It invests primarily in a diversified portfolio of common stocks of U.S. companies with smaller market capitalizations.

INTERNATIONAL GROWTH SERIES seeks to maximize long-term capital appreciation. It invests in a diversified international portfolio of equity securities of foreign companies.

VALUE SERIES seeks to provide a total return consisting of capital appreciation plus dividend income that exceeds the total return realized on the Standard & Poor's 500 Stock Price Index. It invests primarily in a diversified portfolio of equity securities with larger market capitalizations.

DIVERSIFIED INCOME SERIES seeks to maximize total return. It invests primarily in an actively managed, diversified portfolio of fixed-income securities.

INTERNATIONAL FIXED INCOME SERIES seeks high total return through both income and capital appreciation. It invests primarily in a non-diversified international portfolio of high-grade bonds and money market instruments of foreign issuers.
--------------------------------------------------------------------------------


   This Prospectus presents information you should know before investing in any of the Series. It should be retained for future reference. A Statement of
Additional Information for the Trust dated         1996 has been filed with the
Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Statement of Additional Information may be obtained, without
charge, by writing to the Trust, P.O. Box      , San Diego, California
92138-2169, or by calling (800) 551-    . Inquiries regarding any of the Series
can also be made by calling (800) 551-    .


   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                         , 1996

                        NICHOLAS--APPLEGATE SERIES TRUST


-------------------------------------------------

CORE GROWTH SERIES
EMERGING GROWTH SERIES
INTERNATIONAL GROWTH SERIES
VALUE SERIES
DIVERSIFIED INCOME SERIES
INTERNATIONAL FIXED INCOME SERIES

TABLE OF CONTENTS


Prospectus Summary.....3
Investment Objectives,
 Policies and Risk
 Considerations........6
Organization and
 Management...........13
Purchasing and Redeeming
 Shares...............16
Dividends, Distributions
 and Taxes............17
General Information...18
Appendix:
  Investment Policies,
   Strategies
   and Risks..........20
  Prior Performance...37



--------------------------------------------
NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST OR THE DISTRIBUTOR TO SELL OR A SOLICITATION OF ANY OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

--------------------------------------------------------------------------------
PROSPECTUS SUMMARY

Nicholas-Applegate Series Trust is an open-end management investment company comprised of the six Series offered hereby. The Series serve as the investment medium for Contracts issued by Insurance Companies. Shares of the Series are available for sale only to Separate Accounts established by the Insurance Companies for the purpose of issuing Contracts. See "Purchasing Shares." The terms "shareholder" and "shareholders" in this Prospectus refer to the Insurance Companies.

The value of certain benefits under the Contracts will vary with the investment performance of the Series. Prospective purchasers should carefully consider the information presented in this Prospectus prior to purchasing such a Contract.

INVESTMENT OBJECTIVES. The investment objectives of the Series are described on the front cover of this Prospectus. There can be no assurance that any Series will achieve its investment objective. See "Investment Objectives, Policies and Risk Considerations" below and "Appendix: Investment Policies, Strategies and Risks".

INSURANCE COMPANY SPECIAL ACCOUNTS. Shares of the Series are sold to Separate Accounts funding both variable annuity contracts and variable life insurance contracts, and may be sold to Insurance Companies that are not affiliated with each other or with Nicholas-Applegate Capital Management (the "Investment Adviser"). The Trust does not currently foresee any disadvantages to Contract owners arising from offering the Trust's shares to Separate Accounts of Insurance Companies that are unaffiliated with each other; however, it is theoretically possible that the interests of owners of various Contracts participating in the Trust might at some time be in conflict. The Board of Trustees of the Trust and the Insurance Companies whose Separate Accounts invest in the Trust, in accordance with any procedures that may be agreed to by the Trust and the Insurance Companies, will monitor events in order to identify any material irreconcilable conflicts between the interests of any Contract owners participating in Separate Accounts utilizing the Trust, and will determine what action, if any, should be taken in response to such conflicts.

INVESTMENT RISKS AND CONSIDERATIONS. INVESTMENT RISKS AND OTHER CONSIDERATIONS RELEVANT TO THE SECURITIES IN WHICH THE SERIES INVEST ARE DESCRIBED UNDER "INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS" AND
"APPENDIX-INVESTMENT POLICIES, STRATEGIES AND RISKS". They include the following:

The securities of many companies in which the Core Growth, Emerging Growth, and International Growth Series invest are subject to more volatile market movements than securities of larger, more established companies because the issuers are typically more subject to changes in earnings and prospects. The net asset values of the Series therefore can be expected to experience above-average fluctuations.

Yields on debt obligations depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt obligations with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market prices of debt obligations vary depending on available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such portfolio investments. The ability of a Series to achieve its investment objective also depends on the continuing ability of the issuers of the debt securities in which it invests to meet their obligations for the payment of interest and principal when due.

The International Fixed Income Series is a non-diversified portfolio as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act") and may invest more than 25% of its total assets in the securities of any one issuer. It may be more susceptible to risks associated with a single economic, political or regulatory occurence than a diversified portfolio. The Diversified Income Series is permitted to invest up to 50% of its net assets in zero coupon securities, which may be subject to greater volatility as a result of changes in prevailing interest rates than other debt securities.


The Diversified Income Series is permitted to invest up to 35% of its net assets in convertible and debt securities rated below "Baa" by Moody's Investors Service, Inc. ("Moody's"), "BBB-" by Standard & Poor's Corporation ("S&P"), or below investment grade by other recognized rating agencies, or in unrated securities of comparable quality, if the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or lack of ratings. Such securities, commonly referred to as "junk bonds," are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds. Such Series will in no event purchase debt securities rated below "C" by Moody's, S&P or another rating agency, or determined by the Investment Adviser to be of comparable quality. See the "Appendix: Investment Policies, Strategies and Risks" and the Statement of Additional Information for a description of these securities and ratings.



Investments by the Series in securities of foreign companies and governments involve special risks in addition to the usual risks inherent in domestic investments, including fluctuations in foreign exchange rates, political or economic instability in the country of issue, the possible imposition of exchange controls or other laws or restrictions and fluctuations of foreign exchange rates. Settlement of transactions in foreign markets may be delayed or less frequent than in the U.S., and foreign governments may withhold taxes from dividends and interest paid on securities held by the Funds. There is also likely to be less publicly available information about certain foreign issuers than is available about U.S. companies, and foreign companies are not generally subject to uniform financial reporting standards comparable to those applicable to U.S. companies. In addition, the Series may invest in emerging markets, which involves greater risks than other foreign investments, including less-developed economic and legal structures; less stable political systems; illiquid securities markets; possible expropriations, nationalization or confiscatory taxation; and possible foreign currency devaluations and fluctations.


Nicholas-Applegate Capital Management's investment approach results in above-average portfolio turnover for each Series managed by it. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses.

Certain of the Series may effect transactions in futures contracts and related options on securities and securities indices, engage in interest rate swap transactions, purchase or write put and call options on securities and securities indices, and engage in currency hedging transactions. Although the Series will generally enter into such transactions for hedging purposes, the Diversified Income Series may also enter into such transactions (other than currency transactions) to enhance its income. However, such Series' net loss exposure from non-hedging transactions is not expected to exceed 1% of its net assets at any time; in the event it does exceed such amount, the Series will close out transactions as promptly as practicable to reduce such exposure below 1% of net assets. These transactions involve derivative instruments, whose value derives from the value of an underlying security or index. Risks associated with the use of such derivative instruments include the possibility that the Investment Adviser's or Subadviser's forecasts of interest rates, currency rates of exchange and other factors are not correct; imperfect correlation between the Fund's hedging technique and the asset or liability being hedged; default by the other party to the transaction; and inability to close out a position because of the lack of a liquid market. Investment in such derivative instruments may not be successful, and may reduce the returns and increase the volatility of the Series. See "Appendix: Investment Policies, Strategies and Risks" in this Prospectus and "Investment Objectives, Policies and Risks" in the Statement of Additional Information.

THE CORE GROWTH, EMERGING GROWTH AND INTERNATIONAL GROWTH SERIES MAY ENGAGE IN SHORT SALES, WHICH THEORETICALLY INVOLVE UNLIMITED LOSS POTENTIAL AND MAY BE CONSIDERED A SPECULATIVE TECHNIQUE. See the discussion of the risks of short sales under "Short Sales" in "Appendix: Investment Policies, Strategies and Risks."

Each Series may invest up to 15% of its net assets in illiquid securities. All Series may enter into repurchase agreements and lend their portfolio securities, which involve the risk of loss upon the default of the seller or borrower. The Series may also borrow money from banks for temporary purposes which, among other things, may require the Series to sell portfolio securities to meet interest and principal payments at an unfavorable time. See "Illiquid Securities," "Repurchase Agreements," "Securities Lending," and "Borrowing" in "Appendix: Investment Policies and Strategies and Risks."

The Series commenced operation as of the date of this Prospectus and have no operating history.

INVESTMENT ADVISER AND SUBADVISER. Nicholas-Applegate Capital Management serves as investment adviser to the Trust. The Investment Adviser has been in the investment advisory business since 1984 and currently manages over $25 billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors, and individuals.

The Investment Adviser is compensated for its services to the Series in the form of monthly fees at the following annual rates: for the International Growth Series-1.00% of the first $500 million of the Series' average net assets, 0.90% of the next $500 million and 0.85% of average net assets in excess of $1 billion; for the Emerging Growth Series-1.00% of the Series' average net assets; for the International Fixed Income Series, 0.60% of the Series' average net assets; for the Diversified Income Series-0.45% of the first $500 million of the Series' average net assets, 0.40% of the next $250 million and 0.35% of average net assets in excess of $750 million; for the Core Growth and Value Series-0.75% of the first $500 million of the Series' average net assets, 0.675% of the next $500 million and 0.65% of average net assets in excess of $1 billion. The advisory fees paid by the Trust for the Core Growth, Emerging Growth, International Growth and Value Series are higher than those paid by most other investment companies.

The Investment Adviser has retained the services of Rogge Global Partners, plc (the "Subadviser") to manage the investments of the International Fixed Income Series. The Subadviser has been in the investment advisory business since 1984 and currently has over $3 billion in discretionary assets under management. Payment for the services of the Subadviser is the responsibility of the Investment Adviser and is not a separate expense of the International Fixed Income Series. See "Organization and Management."

DISTRIBUTOR. Nicholas-Applegate Securities (the "Distributor"), an affiliate of the Investment Adviser, serves as distributor of shares of the Trust. The Trust pays no distribution or other fees to the Distributor in connection with services it provides.

ADMINISTRATOR, TRANSFER AGENT AND CUSTODIAN. Investment Company Administration Corporation (the "Administrator") is the administrator for the Trust, with responsibility for managing the daily business operations of the Trust, subject to the supervision of the Trust's Board of Trustees. PNC Bank (the "Custodian") is the custodian for the Trust, and Nicholas-Applegate Securities is the Transfer Agent for the Trust.

PURCHASING SHARES. Shares of the Series are offered to Separate Accounts established by Insurance Companies for the purpose of funding benefits under Contracts. Shares of each Series are purchased at the next determined net asset value per share, after an order is received by the Transfer Agent from an Insurance Company whose Separate Account invests in the Trust. Individual Contract owners should direct inquiries to their Insurance Companies. See "Purchasing Shares."

REDEEMING SHARES. Shares of the Trust are redeemed by the Separate Accounts by orders provided to the Transfer Agent. Owners of Contracts must make redemption requests to the Insurance Company whose Separate Account invests in the Trust. The price received for shares redeemed is at the next determined net asset value after the request is received by the Transfer Agent, which may be more or less than the purchase price. No contingent deferred sales charge or other fee is imposed on redemptions. See "Redeeming Shares."

DIVIDENDS, DISTRIBUTIONS AND TAXES. Each Series will declare and pay dividends and distributions at least once each year. The Series make distributions at least annually of any net capital gains. All dividends and distributions will be paid in the form of additional shares of the applicable Series at net asset value.

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

This Prospectus offers six Series of the Trust which provide a broad range of investment opportunities suitable for different investors. Shares of the Trust are offered without a sales charge and only to Separate Accounts established by Insurance Companies for the purpose of issuing Contracts. The investment objective and policies of each Series are discussed below and in "Appendix:
Investment Policies, Strategies and Risks."

SPECIAL CONSIDERATIONS REGARDING CONTRACTS AND INSURANCE COMPANIES. Shares of the Trust are sold to Separate Accounts funding both variable annuity contracts and variable life insurance contracts, and may be sold to Insurance Companies that are not affiliated with each other or with Nicholas-Applegate Capital Management. The Board of Trustees of the Trust does not foresee any disadvantages to Contract owners arising from offering shares of the Trust to Separate Accounts of unaffiliated Insurance Companies or to Separate Accounts funding both variable life insurance policies and variable annuity contracts. It is possible, however, that the interests of owners of various Contracts participating in the Trust might at some time be in conflict. The Board of Trustees of the Trust and the Insurance Companies whose Separate Accounts invest in the Trust, in accordance with any procedures that may be agreed to by the Trust and the Insurance Companies, will monitor events in order to identify any material irreconcilable conflicts between the interests of any Contract owners participating in Separate Accounts utilizing the Trust, and will determine what action, if any, should be taken in response to such conflicts. For example, material irreconcilable conflicts could result from changes in state insurance laws, changes in federal income and other tax laws, changes in the investment management of any of the Series, or differences in voting instructions given by Contract owners. Actions taken in response to a material irreconcilable conflict could include the sale of Trust shares by one or more of the Separate Accounts investing in the Trust, which could have adverse consequences to those or other shareholders. In addition, the Board of Trustees, consistent with the terms under which the Insurance Companies participate in the Trust, may refuse to sell shares of any Series to any Separate Account or may suspend or terminate the offering of shares of any Series, if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Series. The costs of resolving any such material conflicts will not be borne by Contract owners.

CORE GROWTH SERIES. The Core Growth Series seeks to maximize long-term capital appreciation. Assets of the Core Growth Series are invested primarily in a diversified portfolio of common stocks of U.S. companies the earnings and stock prices of which are expected by the Investment Adviser to grow faster than the average rate of companies in the Standard & Poor's 500 Stock Price Index (the "S&P 500 Index"). Companies in which the Series invests are diversified over a cross-section of industries and may be growth companies, cyclical companies or companies believed to be undergoing a basic change in operations or markets which, in the opinion of the Investment Adviser, would result in a significant improvement in earnings. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies. Although the Series is not restricted to investments in companies of any particular size, it currently intends to invest primarily in companies with middle market capitalizations and above (generally $500 million and above). See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in such growth companies.

Under normal market conditions, at least 75% of the Core Growth Series' total assets will be invested in common stocks. The remainder of the Series' assets may be invested in preferred and convertible securities issued by similar growth companies, investment grade corporate debt securities, securities issued or guaranteed by the U.S. Government and its agencies or instrumentalities and various other securities and instruments described in the Appendix. The Series may invest up to 20% of its total assets, directly or indirectly through American Depository Receipts, in securities issued by foreign issuers. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in foreign securities. The debt securities in which the Series may invest will be rated "Baa" or higher by Moody's, or "BBB-" or higher by S&P, or equivalent ratings by other recognized rating agencies, or unrated if determined by the Investment Adviser to be of comparable quality. These securities are investment grade, which means that their issuers are believed to have adequate capacity to pay interest and repay principal, although certain of such securities in the lower grades have speculative characteristics, and changes in economic conditions or other circumstances may be more likely to lead to a weakened capacity to pay interest and principal than would be the case with higher rated securities. If the rating of a debt security held by the Series is downgraded below investment grade, the security will be sold as promptly as practicable. The Series may also make short sales, which is considered a speculative technique. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with short sale transactions.


EMERGING GROWTH SERIES. The Emerging Growth Series seeks to maximize long-term capital appreciation. Assets of the Series are invested primarily in a diversified portfolio of common stocks of the same types of companies as the Core Growth Series, except that the Emerging Growth Series intends to invest primarily in companies with smaller market capitalizations (E.G., up to $500 million). However, the Series will not necessarily sell any security held by it if the market capitalization of the issuer increases above $500 million subsequent to purchase. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in small growth companies.

Under normal market conditions, at least 75% of the Series' total assets will be invested in common stocks. The remainder of the Series' assets will be invested in the same manner as the non-common stock assets of the Core Growth Series.

INTERNATIONAL GROWTH SERIES. The International Growth Series seeks to maximize long-term capital appreciation. Assets of the International Growth Series are invested primarily in a diversified international portfolio of equity securities of foreign companies. Such companies may be in the earlier stages of development, growth companies, cyclical companies or companies believed to be undergoing a basic change in operations or markets which, in the opinion of the Investment Adviser, would result in a significant improvement in earnings. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies. Although the Series is not restricted to investments in companies of any particular size, it currently intends to invest principally in companies with smaller to middle market capitalizations (I.E., from $100 million to $5 billion). See "Appendix:
Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in such companies.

The International Growth Series may invest in securities issued by companies based or operating in any country other than the United States. Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the Series' total assets will be invested in securities of issuers located in at least three countries. With these exceptions, the Series is not driven by allocation considerations with respect to any particular countries, geographic regions or economic sectors. The Investment Adviser currently selects its portfolio securities from an investment universe of approximately 12,000 foreign issuers in the 20 largest international markets. Countries in which investment opportunities will be sought include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, the Netherlands, New Zealand, Norway, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. However, the Series may also invest in securities issued by companies based in emerging markets such as the countries of Eastern Europe and South America, Indonesia, Korea, Mexico, the Philippines, Portugal and Thailand. The International Growth Series may also invest up to 10% of its total assets in closed-end country funds. An investment in such funds may result in duplication of investment company fees. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with investment in foreign securities.

Under normal market conditions, at least 75% of the International Growth Series' total assets will be invested in equity securities (common and preferred stocks), and warrants and securities convertible into equity securities. The remainder of the International Growth Series' assets will be invested in debt securities of foreign companies and foreign governments and their agencies and instrumentalities which the Investment Adviser believes present attractive opportunities for capital growth, as well as in various other securities and instruments described in "Appendix: Investment Policies, Strategies and Risks". The ratings (or in the case of unrated securities, the Investment Adviser's assessment of comparable quality) of the Series' debt securities, and its policies regarding downgraded securities, will be the same as those of the Core Growth Series. See "Core Growth Series" above. The Series may also make short sales, which is considered a speculative technique. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with short sale transactions.

VALUE SERIES. The Value Series seeks to provide a total return consisting of capital appreciation plus dividend income that exceeds the total return realized on the S&P 500 Index. Under normal circumstances, the Series will invest at least 90% of its total assets in a diversified portfolio of equity securities, primarily of companies with larger market capitalizations (e.g., over $5 billion). The Series may invest in equity securities of domestic issuers and in equity securities of foreign issuers that are traded in the United States and comply with U.S. accounting standards. The Series' portfolio is designed to have risk, capitalization and industry characteristics similar to those of the S&P 500 Index. The remainder of the Value Series' assets will be invested in debt securities of such domestic and foreign issuers that are considered by the Investment Adviser to be cash equivalents, as well as in various other securities and instruments described in "Appendix: Investment Policies, Strategies and Risks."

DIVERSIFIED INCOME SERIES. The Diversified Income Series seeks to maximize total return. It seeks to provide a total return greater than the return of an index of either government/ corporate debt or government/corporate/mortgage debt over a full market cycle. The Series invests primarily in an actively managed, diversified portfolio of investment grade fixed-income securities. The Series may invest in a broad range of fixed-income securities, including bonds, notes, and mortgage-backed and asset-backed securities issued by U.S. and foreign corporations or other entities, and sovereign debt securities of U.S. or foreign governments or their agencies, authorities, instrumentalities or sponsored enterprises. The Series may purchase securities that pay interest on a fixed, variable, or floating basis. Under normal market conditions, at least 65% of the Series' total assets will be invested in such securities of U.S. issuers. The Series may acquire over-the-counter and illiquid securities, and may utilize techniques such as when-issued securities and firm commitment agreements, forward roll transactions, put and call options on securities, swap transactions, futures contracts and options, securities lending, and borrowing. See "Appendix: Investment Policies, Strategies and Risks" and the Statement of Additional Information for a description of the Series' investment securities and techniques.

Although the Diversified Income Series will invest primarily in obligations payable in U.S. dollars, up to 30% of the Series' portfolio assets may be payable in other currencies. Countries in which non-dollar denominated investments may be made will include Australia, Austria, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden and the United Kingdom. The Series may or may not hedge against the currency risks associated with such investments.

The average maturity of the Series' portfolio will be adjusted as the Investment Adviser determines market conditions warrant, but will not exceed ten years. The Series is not constrained as to the maximum maturity of its individual portfolio securities. However, its average portfolio maturity policy will limit the amount of longer-term securities in its portfolio. The Series may adopt a temporary defensive position during adverse market conditions by investing without limit in high quality money market instruments, including short-term U.S. Government securities, negotiable certificates of deposit, non-negotiable fixed time deposits, bankers' acceptances, floating-rate notes and repurchase agreements.

The debt securities in which the Diversified Income Series may invest will generally be investment-grade securities rated "Baa" or higher by Moody's, "BBB" or higher by S&P, or equivalent ratings by other recognized rating agencies, or unrated if determined by the Investment Adviser to be of comparable quality. However, the Series may invest up to 35% of its net assets in debt securities rated below investment grade, or unrated securities if determined by the Investment Adviser to be of comparable quality. Debt securities with ratings below "Baa" or "BBB-" or equivalent ratings, commonly referred to as "junk bonds," are speculative and subject to greater market fluctuations and risk of loss of income and principal than higher rated securities. See "Appendix: Investment Policies, Strategies and Risk" for a discussion of the risks associated with investment in junk bonds.

INTERNATIONAL FIXED INCOME SERIES. The International Fixed Income Series seeks high total return through both income and capital appreciation. Assets of the Series are invested primarily in an international portfolio of high-grade bonds and money market instruments of foreign issuers. The Series is not constrained as to the maximum maturity of its individual portfolio securities, and has no average portfolio maturity restriction.


Under normal market conditions, as a fundamental policy which cannot be changed without shareholder approval, at least 65% of the International Fixed Income Series' total assets will be invested in securities of issuers located in at least three countries other than the United States. Countries in which investment opportunities will be sought are the same as for the International Growth Series. The Series is not driven by allocation considerations with respect to any particular countries, geographic regions or economic sectors and may concentrate its investments in securities of issuers located in any country. The Series is non-diversified for purposes of the Investment Company Act, and may invest more than 25% of its total assets in the securities of any one issuer. For temporary defensive purposes it may also invest up to 100% of its assets in short term U.S. debt instruments. As a non-diversified portfolio, the Series may be more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified portfolio.



The International Fixed Income Series' investments may include debt securities issued or guaranteed by a national government, its agencies or instrumentalities; debt securities issued or guaranteed by supranational organizations; corporate debt securities; bank or bank holding company securities; and other debt securities, including those convertible into common stock. Under normal market conditions, at least 90% of the Series' investments will be securities rated at the time of purchase "A" or higher by Moody's or S&P, or equivalent ratings by other recognized rating agencies, or unrated if determined by the Investment Adviser or Subadviser to be of comparable quality. However, the Series may invest up to 10% of its net assets in investment grade securities rated at the time of purchase "Baa" by Moody's, "BBB" by S&P, or equivalent ratings by other recognized rating agencies, or unrated securities if determined by the Investment Adviser or Subadviser to be of comparable quality. See "Core Growth Series" for a description of such debt securities.


The International Fixed Income Series' investments may be denominated in foreign currencies (including the European Currency Unit) or in U.S. dollars. Accordingly, movements in foreign currency exchange rates against the U.S. dollar are likely to increase the Series' price variability relative to domestic income funds, and may have a positive or negative impact on returns. The Subadviser will attempt to reduce exchange rate risk through active portfolio management, including currency hedging activities. See "Appendix: Investment Policies, Strategies and Risks" for a discussion of the risks associated with the use of currency hedging activities.

INVESTMENT TECHNIQUES AND PROCESSES. The overall focus of the Investment Adviser is to produce growth over time. In making decisions with respect to equity securities for the Series, the Investment Adviser uses a proprietary investment methodology which is designed to capture positive change at an early stage. It adheres rigorously to this methodology, and applies it to various segments of the capital markets, domestically and internationally. This methodology consists of investment techniques and processes designed to identify companies with attractive earnings and dividend growth potential and to evaluate their investment prospects. These techniques and processes include relationships with an extensive network of brokerage and research firms located throughout the world; computer-assisted fundamental analysis of thousands of domestic and foreign companies; established criteria for the purchase and sale of individual securities; portfolio structuring and rebalancing guidelines; securities trading techniques; and continual monitoring and reevaluation of all holdings with a view to maintaining the most attractive mix of investments. The Investment Adviser generally collects data on approximately 26,000 companies in 35 countries (adjusting for reporting and accounting differences). There can be no assurance that use of the proprietary investment methodology will be successful.

The decision to invest assets of the Diversified Income Series in any particular debt security will be based on such factors as the Investment Adviser's analysis of the effect of the yield to maturity of the security on the average yield to maturity of the total debt security portfolio of the Series, the Investment Adviser's assessment of the credit quality of the issuer, and other factors the Investment Adviser deems relevant. In order to achieve the Series' Investment objectives, the Investment Adviser will seek to add value by varying the average duration of the Series' portfolio to reflect interest rate forecasts, moving portfolio investments among market sectors (e.g., non-dollar securities. U.S. Treasury securities, corporate securities and mortgage-backed securities), positioning investments in the most attractive maturities along the yield curve, and selecting undervalued investments in order to take advantage of lower prices and higher yields. There can be no assurance that the use of these techniques will be successful.

The decision by the Investment Adviser to invest assets of the other Series it manages in any particular debt security will be based on the same factors as those described above. In managing the Series' debt security investments, the Investment Adviser seeks to capture major moves in interest rates and utilizes a proprietary model to identify interest rate trends in the bond market. There can be no assurance that use of these techniques will be successful.

Investment decisions within the International Fixed Income Series will be made by the Subadviser based upon a process of relative value analysis across countries. The approach is based on an understanding of longer term financial and economic trends and their implication for interactions between interest rates and exchange rates. The Subadviser's research focusses on fundamental factors such as savings rates, monetary growth and the credibility of monetary authorities. Attention is also given to government policy and the political climate. Optimal country and currency weights are derived from a mean-variance model which uses twelve month expectations for bond and currency returns. Final portfolio weightings also take into consideration portfolio managers' confidence in these expectations and their shorter term market outlook. Built into the investment management process is the belief that, over the long term, a country's currency market and bond market will tend to move in the same direction. However, exchange rates may exhibit significant volatility over the short term. Therefore, the Subadviser may utilize a variety of currency hedging techniques to reduce short term volatility.

INVESTMENT POLICIES, STRATEGIES AND RISKS. The Appendix and the Statement of Additional Information describe certain investment securities and techniques of the Series, and the associated risks. These include short-term investments in cash and cash equivalents; investment in securities of foreign companies, foreign governments and their agencies and instrumentalities; floating and variable rate demand notes and bonds; non-convertible corporate debt securities; convertible securities and warrants; closed-end country funds; depository receipts; over-the-counter securities; when-issued securities and firm commitment agreements; foreign exchange contracts; put and call options; futures contracts and options; interest rate swaps; repurchase agreements; illiquid securities; securities lending; and borrowing.

INVESTMENT RESTRICTIONS. Each Series is subject to certain investment restrictions which constitute fundamental policies. Fundamental policies may not be changed without the approval of the holders of a majority of the outstanding shares of the affected Series, as defined in the Investment Company Act. An investment policy or restriction which is not described as fundamental in this Prospectus or the Statement of Additional Information may be changed or modified by the Board of Trustees of the Trust without shareholder approval.

Certain of the investment restrictions which are fundamental policies are set forth below. Additional investment restrictions are discussed in the Appendix and Statement of Additional Information.


1. No Series may invest more than 5% of its total assets in the securities of any one issuer; provided, however, that (i) up to 25% of a Series' total assets (50% in the case of the International Fixed Income Series) may be invested without regard to the foregoing limitation, and (ii) the foregoing limitation does not apply to investments in securities of other investment companies or securities of the U.S. Government or its agencies and instrumentalities (or, in the case of the International Fixed Income Series, securities of foreign governments).


2. No Series may purchase more than 10% of the outstanding voting securities of any one issuer, or purchase the securities of any issuer for the purpose of exercising control.

3. No Series may invest 25% or more of its total assets in any one particular industry; however, this restriction does not apply to the securities of the U.S. Government, its agencies and instrumentalities (or, in the case of the International Fixed Income Series, securities of foreign governments).

4. No Series may make loans of its portfolio securities in an aggregate amount exceeding 30% of the value of its total assets, or borrow money (except from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions and in an aggregate amount not exceeding 20% of the value of its total assets).

5. No Series may invest more than 15% of its net assets in illiquid securities.

The investment restrictions described above do not apply to an investment by a Series of all of its assets in another diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as such Series. Any such investment will not be implemented without approval of a majority of the outstanding shares of the Series. Upon such approval with respect to a Series, the Trust will provide at least 30 days' written notice to the shareholders of the Series before such an investment policy is implemented. See "Declaration of Trust -- Conversion to Master/Feeder Structure" in the Statement of Additional Information.

DIVERSIFICATION. As a fundamental policy, each Series other than the International Fixed Income Series is a "diversified" portfolio as defined in the Investment Company Act. Accordingly, each Series may not, with respect to 75% of its assets, purchase a security other than a U.S. Government security or a security of another investment company if, as a result, more than 5% of the Series' total assets would be invested in the securities of a single issuer or the Series would own more than 10% of outstanding voting securities of any single issuer.

Purchases of securities for each of the Series also will be limited in accordance with the diversification requirements for regulated investment companies established by section 851(b) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code") and the diversification requirements for Contracts established by Section 817(h) of the Internal Revenue Code. See "Dividends, Distributions and Taxes."

PORTFOLIO TURNOVER. The Investment Adviser's investment approach results in above-average portfolio turnover for each Series managed by it, as the Investment Adviser sells portfolio securities when it believes the reasons for their initial purchase are no longer valid or when it believes that the sale of a security owned by a Series and the purchase of another security of better value can enhance principal or increase income. A security may also be sold to avoid a prospective decline in market value or purchased in anticipation of a market rise. Although it is not possible to predict future portfolio turnover rates accurately, and such rates may vary greatly from year to year, the Investment Adviser anticipates that the annual portfolio turnover rate for each Series managed by it may be up to 200%, which is substantially greater than that of many other investment companies. The Subadviser manages approximately 80% of the International Fixed Income Series' portfolio using a 12-18 month time horizon and actively managing country/currency weightings based on a fundamental relative value approach. Portfolio turnover in this portion of the portfolio will tend to be lower than average. In 20% of the portfolio the Subadviser will use a shorter term time horizon of 1-6 months and will seek to add value by actively hedging, cross-hedging, taking advantage of changes in the yield curve, shifting between sectors and securities. Portfolio turnover in this portion of the portfolio will be higher than average. The Subadviser expects the annual portfolio turnover for the International Fixed Income Series to range between 100% and 200%, which is greater than that of many other investment companies.

A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses for Series other than the Diversified Income and International Fixed Income Series, which expenses will be borne directly by the Series and ultimately by their shareholders. A high rate of portfolio turnover should not result in the Diversified Income and International Fixed Income Series paying greater brokerage commission expenses, as most transactions in debt securities are effected with dealers on a principal basis; such securities, however, are subject to a mark-up by the dealers.

--------------------------------------------------------------------------------
ORGANIZATION AND MANAGEMENT

ORGANIZATION. Each Series is a series of Nicholas-Applegate Series Trust, a Delaware business trust. The Board of Trustees of the Trust, in addition to reviewing the actions of the Trust's Investment Adviser, Subadviser, Administrator, Distributor and Transfer Agent as set forth below, decides upon matters of general policy with respect to each Series. See "General Information." The trustees and officers of the Trust are described in the Statement of Additional Information.


INVESTMENT ADVISER. Nicholas-Applegate Capital Management, 600 West Broadway, 30th Floor, San Diego, California 92101, serves as the Investment Adviser to the Trust. The Investment Adviser currently manages over $ billion of discretionary assets for numerous clients, including employee benefit plans of corporations, public retirement systems and unions, university endowments, foundations and other institutional investors, and individuals. The Investment Adviser was organized in 1984 as a California limited partnership. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership controlled by Arthur E. Nicholas. He and fifteen other partners manage a staff of approximately 300 employees.


As compensation for the services it provides, the Investment Adviser receives a monthly fee at the following annual rates: for the International Growth Series, 1.00% of the first $500 million of the Series' average net assets, 0.90% of the next $500 million of average net assets, and

0.85% of average net assets in excess of $1 billion; for the Emerging Growth Series-1.00% of the Series' average net assets; for the International Fixed Income Series, 0.60% of the Series' average net assets; for the Diversified Income Series-0.45% of the first $500 million of the Series' average net assets, 0.40% of the next $250 million of average net assets, and 0.35% of average net assets in excess of $1 billion; for the Core Growth and Value Series, 0.75% of the first $500 million of the Series' average net assets, 0.675% of the next $500 million of average net assets, and 0.65% of average net assets in excess of $1 billion. The advisory fees paid by the Trust for the Core Growth, Emerging Growth, International Growth and Value Series are higher than those paid by most other investment companies.


The Core Growth, Emerging Growth and International Growth Series are managed under the general supervision of Mr. Nicholas, who has been the Chief Investment Officer of the Investment Adviser since its organization, and John D. Wylie, Chief Investment Officer -- Retail of the Investment Adviser. The Diversified Income Series is managed under the general supervision of Terrence S. Ellis, the Chief Investment Officer-Fixed Income of the Investment Adviser, and John D. Wylie. The following persons are primarily responsible for the Investment Adviser's day-to-day management of the Series' portfolios: Core Growth Series-John C. Marshall, Jr.; Emerging Growth Series-Catherine Somhegyi; Value Series-John D. Wylie; International Growth Series-the Investment Adviser's systems-driven global management team headed by Lawrence S. Speidell; Diversified Income Series-the Investment Adviser's fixed income management team headed by Fred S. Robertson III. Messrs. Marshall and Wylie and Ms. Somhegyi have managed similar institutional accounts for the Investment Adviser for more than the last five years. Mr. Speidell has been a portfolio manager with the Investment Adviser since March 1994; from 1983 until he joined the Investment Adviser, he was an institutional portfolio manager with Batterymarch Financial Management. Messrs. Ellis and Robertson have managed similar institutional accounts for the Investment Adviser since May 1995. Each of them managed similar institutional accounts for Criterion Investment Management Company for more than five years prior to May 1995, when it was acquired by the Investment Adviser.


For historical performance data relating to separate accounts managed by the Investment Adviser, see "Appendix: Prior Performance."

SUBADVISER. The Investment Adviser has retained the services of Rogge Global Partners, plc to manage the investments of the International Fixed Income Series. Rogge Global Partners, plc, 5-6 St. Andrews Hill, London, England, specializes in managing bonds on a global basis. It currently manages over $3 billion of discretionary assets for public funds, corporations and individuals. The Subadviser was founded in 1984 and is registered as an investment adviser with the Commission. Headquartered in London, its investment team consists of three portfolio managers and a director of research all of whom have been involved in the international bond markets for the last ten years. In addition the firm has a team of four administrative/settlement staff in London and a marketing and administrative team of three in the United States.

The Subadviser manages the investments of the International Fixed Income Series under the supervision of the Investment Adviser. The following persons are primarily responsible for the Subadviser's day-to-day management of the International Fixed Income Series' Portfolio: Olaf Rogge, John Graham and Richard Bell. Mr. Rogge founded the firm in 1984 and has been managing similar institutional portfolios since the inception of the company. Mr. Graham joined Rogge Global Partners in 1994 and prior to that time worked as an international fixed income manager at J.P. Morgan in London managing similar institutional portfolios. Mr. Bell has been a partner and portfolio manager of the Subadviser since 1990 and prior to that time was head of fixed income research at Daiwa Securities in London. Payment for the services of the Subadviser is made by the Investment Adviser and is not a separate expense of the International Fixed Income Series. For historical performance data relating to separate accounts managed by the Subadviser, see "Appendix: Prior Performance."


ADMINISTRATOR. Investment Company Administration Corporation, a Delaware corporation, is the Administrator of each Series. Pursuant to an Administration Agreement with the Trust, and subject to the supervision of the Board of Trustees of the Trust, the Administrator supervises the overall administration of the Trust. Its responsibilities include preparing and filing all documents required for compliance by the Trust with applicable laws and regulations, arranging for the maintenance of books and records of the Trust and supervision of other organizations that provide services to the Trust. Certain officers of the Trust are also provided by the Administrator. For the services it provides to the Trust, the Administrator receives an annual fee of up to 0.05% of the Trust's average net assets, the fee is allocated among the Series in accordance with relative net asset values.



EXPENSE LIMITATION. To limit the expenses of each Series, the Investment Adviser has contractually agreed to reduce its fees, and to absorb the other operating expenses of each Series, to ensure that the expenses of each Series (excluding interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures and extraordinary expenses) do not exceed the following respective percentage of such Series' average net assets on an annual basis through December 31, 1996: Core Growth-1.00%; Emerging Growth-1.25%; International Growth-1.40%; International Fixed Income-0.95%; Diversified Income-0.45%; Value-1.00%. During the first year of the Series' operation, actual expenses are estimated to be the following respective percentages of average net assets: Core Growth-1.31%; Emerging Growth-1.61%; International Growth-1.61%; International Fixed Income-1.75%; Diversified Income-0.72%; Value-1.31%. Each Series will reimburse the Investment Adviser for fees foregone or other expenses paid by the Investment Adviser pursuant to this agreement in later years in which operating expenses for the Series are less than the applicable percentage limitation set forth above for any such year. No interest, carrying or finance charge will be paid by a Series with respect to any amounts representing fees foregone or other expenses paid. In addition, no Series will be required to repay any unreimbursed amounts to the Investment Adviser upon termination of its Investment Advisory Agreement with the Trust.


DISTRIBUTOR. Nicholas-Applegate Securities, 600 West Broadway, 30th Floor, San Diego, California 92101, a California limited partnership, serves as the Distributor of shares of each Series. The general partner of the Distributor is Nicholas-Applegate Capital Management Holdings, L.P., and its limited partner is the Investment Adviser. No selling commission or redemption charge is paid with respect to the purchase or sale of shares.

CUSTODIAN AND TRANSFER AND DIVIDEND DISBURSING AGENT. PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania, 19113, serves as Custodian for the Series. PFPC Inc., an affiliate of the Custodian, provides accounting services to the Series. Nicholas-Applegate Securities, 600 West Broadway, 30th Floor, San Diego, California 92101, is the Transfer Agent for the Series.

PORTFOLIO TRANSACTIONS AND BROKERAGE. The Investment Adviser (or the Subadviser in the case of the International Fixed Income Series) is responsible for the Series' portfolio transactions and the allocation of their brokerage business. In executing such transactions, the Investment Adviser (or Subadviser) seeks to obtain the best price and execution for the Series. Portfolio transactions are executed through brokers as agent for the Series for prices that include negotiated brokerage commissions, or through dealers as principals in the over-the-counter market for prices that include a dealer mark-up. Subject to obtaining the best price and execution, the Investment Adviser (or Subadviser) may effect transactions through brokers who have assisted in distributing Contracts. Subject to obtaining the best price and execution, the Investment Adviser (or Subadviser) may also effect agency transactions through brokers who provide research services to the Investment Adviser (or Subadviser), which may result in the payment of higher commissions than those charged by other brokers. However, the selection of such brokers will be made in accordance with Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) requires the Investment Adviser (or Subadviser) to make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided by such broker, viewed in terms of either that particular transaction or the Investment Adviser's (or Subadviser's) overall responsibilities with respect to the Series and other accounts as to which it exercises investment discretion.

--------------------------------------------------------------------------------
PURCHASING AND REDEEMING SHARES

PURCHASING SHARES. The Trust will initially offer shares of the Series only to Separate Accounts established by Insurance Companies for the purpose of issuing Contracts. It is possible at some later date that shares of the Trust may be offered to other persons consistent with the use of the Trust as an investment vehicle for Contracts. Investments by owners of Contracts are made through their Separate Accounts, which are responsible for transmitting all orders for the purchase, redemption and exchange of Series shares. The availability of an investment by a Contract owner in the Series, and the procedures for investing, depend upon the provisions of the Contract. Contract owners should refer to the prospectus for their Separate Account for further information.

Shares of each Series are purchased by Separate Accounts at net asset value without a sales charge. Shares will be purchased for the account of a Contract owner only upon receipt by the Separate Account of all information required by it.

SHARE PRICE. Shares are purchased at the next determined net asset value per share after the order is received by the Transfer Agent from an Insurance Company whose Separate Account invests in the Trust. The price per share is determined as of the close of trading of the New York Stock Exchange on each day the Exchange is open for normal trading. To determine a Series' net asset value per share, the current value of the Series' total assets, less all liabilities, is divided by the total number of shares outstanding, and the result is rounded to the nearer cent.

OTHER PURCHASE INFORMATION. The Board of Trustees, consistent with the terms under which the Insurance Companies participate in the Trust, may refuse to sell shares of any Series to any Separate Account or may suspend or terminate the offering of shares of a Series, if such action is required by law or regulatory authority or is in the best interests of the shareholders of the Series. Purchases of Series shares will be made in full and fractional shares. In the interest of economy and convenience, certificates for shares will not be issued.

EXCHANGE PRIVILEGE. Contract owners may exchange shares of a Series for shares of any other Series and shares of any other portfolio that is a permissible investment under their Contract.

Contract owners may exchange shares (depending upon the provisions of the Contract) by communicating with the Separate Account, which will transmit all exchange orders to the Trust.

REDEEMING SHARES. A Separate Account of an Insurance Company may redeem shares of a Series by contacting the Transfer Agent. Redemptions by Contract owners must be made through the Separate Account pursuant to the requirements under the Contract. Contract owners should refer to the prospectus for the Separate Account for further information. The price received by a Separate Account for the shares redeemed is at the next determined net asset value for the shares after the redemption request is received by the Transfer Agent. No charge will be imposed by the Trust or the Transfer Agent for redemptions.

Payment for shares presented for redemption may take up to seven days after receipt by the Transfer Agent of a redemption request by a Separate Account except as indicated below. Such payment may be postponed or the right of redemption suspended at times when the New York Stock Exchange is closed for other than customary weekends and holidays, when trading on such Exchange is restricted, when an emergency exists as a result of which disposal by a Series of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Series fairly to determine the value of its net assets, or during any other period when the Securities and Exchange Commission, by order, so permits.

--------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES

The Trust intends to qualify each Series as a regulated investment company under Subchapter M of the Internal Revenue Code. Accordingly, the Series will not be subject to federal income taxes on its net investment income and capital gains, if any, that they distribute to their shareholders. All dividends out of net investment income, together with distributions of short-term capital gains, will be treated as ordinary income to the Separate Accounts. Any net long-term capital gains distributed to the Separate Accounts will be treated as such to the Separate Accounts, regardless of the length of time a Separate Account has owned the shares.

Each Series will declare and pay dividends and distributions at least annually. In determining amounts of capital gains to be distributed by a Series, any capital loss carryovers from prior years will be offset against its capital gains. All dividends and distributions are automatically reinvested in full and fractional shares of the applicable Series at net asset value.

In addition to meeting investment diversification rules applicable to regulated investment companies under Subchapter M of the Internal Revenue Code, because the Trust is utilized to fund Contracts, each Series is also subject to the investment diversification requirements of Subchapter L of the Internal Revenue Code. If any Series were to fail to comply with those diversification requirements, owners of Contracts funded through the Trust would be taxed immediately on the accumulated investment earnings under their Contracts and would thereby lose any benefit of tax deferral. Compliance with Subchapter L is, therefore, carefully monitored by the Investment Adviser (and the Subadviser for the International Fixed Income Series).

For more information regarding the tax implications for owners of Contracts investing in the Trust, please refer to the prospectus for the applicable Separate Account.

The Treasury Department may in the future issue regulations or revenue rulings addressing the circumstances in which a Contract owner's control of the investments of a Separate Account may cause the Contract owner, rather than the Insurance Company, to be treated as the owner of the assets held by the Separate Account. If the Contract owner is considered the owner of the securities underlying the Separate Account, income and gains produced by those securities would be included currently in the Contract owner's gross income. The Trust does not know what standard will be set forth in any such regulations or rulings. Such standards may apply only prospectively, although retroactive application is possible if such standards were considered not to embody a new position. In the event that any such regulations or revenue rulings are adopted, there can be no assurance that the Series will be able to continue to operate as currently described in this Prospectus, or that the Trust will not have to change any Series' investment objective or policies. Each Series' investment objective and certain investment policies are fundamental and may be changed only by a vote of a majority of its outstanding shares; all other policies may be changed by the Board of Trustees.

Purchasers of Contracts should consult their own tax advisers regarding specific questions as to federal, state or local taxes. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

--------------------------------------------------------------------------------
GENERAL INFORMATION

PERFORMANCE INFORMATION. From time to time the Trust may advertise each Series' total return and, if applicable, its yield. These figures are based on historical information and are not intended to indicate future performance. Total return shows how much an investment in the Series would have increased (or decreased) over a specified period of time (I.E., one, five or ten years or since inception of the Series) assuming that all distributions and dividends by the Trust to investors of the Series were reinvested on the reinvestment dates during the period. Total return takes into account any applicable sales charges, but does not take into account any federal or state income taxes which may be payable by the investor. Yield will be calculated on a 30-day period pursuant to a formula prescribed by the Securities and Exchange Commission ("Commission"). The Trust also may include comparative performance information in advertising or marketing Series shares. Such performance information may include data from Lipper Analytical Services, Inc., other industry publications, business periodicals, rating services and market indices. See "Appendix: Prior Performance" and "Performance Information" in the Statement of Additional Information.

Performance figures of the Series do not reflect fees and charges made pursuant to the terms of the Contracts funded by Separate Accounts that invest in shares of the Series. Series performance information will be presented in conjunction with performance information about those Contracts. Purchasers of Contracts issued by the Insurance Companies should recognize that such fees and charges will reduce the yield and total return to Contract owners.

DESCRIPTION OF SHARES. The Series are series of Nicholas-Applegate Series Trust, an open-end management investment company. The Trust was organized in July 1995 as a Delaware business trust.

Currently, the Trust has six Series. The Trust is authorized to issue an unlimited number of shares of each Series. Shares of a Series, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares of a Series are also redeemable at the option of the Trust under certain circumstances. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Series is entitled to its portion of all of the Series' assets after all debts and expenses of the Series have been paid.

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
Pursuant to the Trust's Declaration of Trust, the Board of Trustees of the Trust may authorize the creation of additional series, and classes within series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

Shareholders of the Series are entitled to one vote for each full share held and fractional votes for fractional shares held, unless a different allocation of voting rights is required under applicable law for an open-end investment company that is an investment medium for variable insurance products. Shareholders will vote without regard to Series except as otherwise required by law or when the Board of Trustees of the Trust determines that a matter to be voted upon affects only the interests of shareholders of a particular Series. Shares of the Trust do not have cumulative voting rights for the election of Trustees. The Trust does not intend to hold annual meetings of its shareholders unless otherwise required by law. The Trust will not be required to hold meetings of shareholders unless the election of Trustees or any other matter is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon the request of 10% of the outstanding shares of a Series, for the purpose of voting on the removal of one or more Trustees.

Shareholders will vote shares held in their Separate Accounts as required by law and interpretations thereof, as amended or changed from time to time. Under current law and interpretations thereof, a participating Insurance Company is required to request voting instructions from Contract owners and must vote shares held in their Separate Account in proportion to the voting instructions received from Contract owners. For a further discussion of voting rights, see the prospectus for the applicable Separate Account.

Prior to the public offering of each Series' shares, Nicholas-Applegate Capital Management will be the sole shareholder of each Series and will therefore be a controlling person of each Series.

ADDITIONAL INFORMATION. This Prospectus, including the Statement of Additional Information which has been incorporated by reference herein, does not contain all the information set forth in the Registration Statement filed by the Trust with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the office of the Commission in Washington, D.C.

                                                                              19
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APPENDIX

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INVESTMENT POLICIES, STRATEGIES AND RISKS

The investment policies and strategies of the Series encompass the following securities, techniques and risk considerations.

SHORT-TERM INVESTMENTS (ALL SERIES). Each of the Series may invest in short-term investments to maintain liquidity for redemptions or during periods when, in the opinion of the Investment Adviser, attractive investments are temporarily unavailable. Under normal circumstances, no more than 10% of a Series' total assets will be retained in cash (U.S. dollars or, in the case of the International Growth and International Fixed Income Series, foreign currencies or multinational currency units) and cash equivalents. However, the Value Series may invest up to 35% of its total assets, and each other Series may invest without restriction, in short-term investments for temporary defensive purposes, such as when the securities markets or economic conditions are expected to enter a period of decline. Short-term investments in which the Series may invest include U.S. Treasury bills or other U.S. Government or Government agency or instrumentality obligations; certificates of deposit; bankers' acceptances; time deposits; high quality commercial paper and other short-term high grade corporate obligations; shares of money market mutual funds; or repurchase agreements with respect to such securities. The Series will only invest in short-term investments which, in the opinion of the Investment Adviser (or Subadviser) present minimal credit and interest rate risk.

U.S. GOVERNMENT OBLIGATIONS (ALL SERIES). Securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities in which each of the Series may invest include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of more than ten years.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association ("GNMA") pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow money from the Treasury; others, such as those issued by the Federal National Mortgage Association, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Series will invest in securities issued or guaranteed by U.S. Government agencies and instrumentalities only when the Investment Adviser (or Subadviser) is satisfied that the credit risk with respect to the issuer is minimal.

SOVEREIGN DEBT OBLIGATIONS (INTERNATIONAL FIXED INCOME SERIES). The International Fixed Income Series may invest in sovereign debt securities of foreign governments and their agencies and instrumentalities. Investments in such securities involve special risks. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to pay principal or interest when due in accordance with the terms of the debt, and the Series may have limited legal recourse in the event of default. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt, and in turn the Series' net asset value, to a greater extent than the volatility inherent in domestic fixed income securities.

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
ZERO COUPON SECURITIES (DIVERSIFIED INCOME SERIES). The Diversified Income Series may invest up to 50% of its net assets in "zero coupon" securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities. Zero coupon securities may be issued by the U.S. Treasury or by a U.S. Government agency, authority or instrumentality (such as the Student Loan Marketing Association or the Resolution Funding Corporation). Zero coupon securities are sold at a substantial discount from face value and redeemed at face value at their maturity date without interim cash payments of interest and principal. This discount is amortized over the life of the security and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater volatility as a result of changes in prevailing interest rates than interest paying investments in which the Series may invest. In order to qualify under Subchapter M of the Internal Revenue Code, the Series may be required to annually distribute to its shareholders a portion of the discount and income accrued, even though the Series does not receive the income currently in cash. As a result, the Series may have to sell other portfolio investments to obtain cash needed to make income distributions to shareholders.

CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANKERS' ACCEPTANCES (ALL
SERIES). Each of the Series may invest in certificates of deposit, time deposits and bankers' acceptances issued by domestic banks, foreign banks, foreign branches of domestic banks, domestic and foreign branches of foreign banks, and domestic savings and loan associations, all of which at the date of investment have capital, surplus and undivided profits as of the date of their most recent published financial statements in excess of $100 million, or less than $100 million if the principal amount of such bank obligations is insured by the Federal Deposit Insurance Corporation. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer; these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

COMMERCIAL PAPER (ALL SERIES). Each of the Series may invest in commercial paper of domestic and foreign entities which is rated (or guaranteed by a corporation the commercial paper of which is rated) in the two highest rating categories by at least two nationally recognized statistical rating organizations ("NRSROs"), including "P-1" or "P-2" by Moody's or "A-1" or "A-2" by S&P, or, if rated by only one NRSRO, in such NRSRO's two highest grades, or, if not rated, is issued by an entity which the Investment Adviser (or Subadviser), acting pursuant to guidelines established by the Trust's Board of Trustees, has determined to be of minimal credit risk and comparable quality. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

MUNICIPAL SECURITIES (DOMESTIC FIXED INCOME SERIES). The Domestic Fixed Income Series may invest up to 5% of its net assets in taxable state and municipal securities if the Investment Adviser believes they will provide competitive returns. Such securities may include general obligation notes and bonds secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest; revenue notes and bonds payable only from the revenues derived from a particular facility or only from the proceeds of a special excise tax; lease obligations issued by state or local government authorities to acquire land, equipment or facilities; and certificates of participation issued by municipalities or municipal authorities to evidence a proportionate interest in rental or lease payments relating to specific projects.

VARIABLE RATE MASTER DEMAND NOTES (ALL SERIES). Each of the Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding one year, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes, which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty. The interest rates on these notes are adjusted at designated intervals or whenever there are changes in the market rates of interest on which the interest rates are based. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Investment Adviser (or Subadviser) determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The Investment Adviser (or Subadviser) will monitor the creditworthiness of the issuers of such obligations and their earning power and cash flow, and will also consider situations in which all holders of such notes would redeem at the same time. Investment by a Series in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice will be subject to the Series' limit on illiquid securities of 15% of net assets if there is no secondary market available for these obligations.


CORPORATE DEBT SECURITIES (ALL SERIES). The non-convertible corporate debt securities in which the Series may invest include obligations of varying maturities (such as debentures, bonds and notes) over a cross-section of industries. The value of a debt security changes as interest rates fluctuate, with longer-term securities fluctuating more widely in response to changes in interest rates than those of shorter-term securities. A decline in interest rates usually produces an increase in the value of debt securities, while an increase in interest rates generally reduces their value. The corporate debt securities purchased by the Series are generally of investment grade, except that certain of the Series may invest some of their assets in debt securities rated below investment grade. See "Junk Bond Considerations" below. For short-term purposes, all Series may also invest in corporate obligations issued by domestic and foreign issuers which mature in one year or less and which are rated "Aa" or higher by Moody's, "AA" or higher by S&P, rated in the two highest rating categories by any other NRSRO, or which are unrated but determined by the Investment Adviser (or Subadviser) to be of minimal credit risk and comparable quality.

CONVERTIBLE SECURITIES AND WARRANTS (ALL SERIES OTHER THAN DIVERSIFIED INCOME SERIES). Each of the Series other than the Diversified Income Series may invest in securities which may be exchanged for, converted into, or exercised to acquire a predetermined number of shares of the issuer's common stock at the option of the holder during a specified time period (such as convertible preferred stocks, convertible debentures and warrants). Convertible securities generally pay interest or dividends and provide for participation in the appreciation of the underlying common stock but at a lower level of risk because the yield is higher and the security is senior to common stock. Convertible securities may also include warrants which give the holder the right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price but which do not pay a fixed dividend.

Investments in warrants involve certain risks, including the possible lack of a liquid market for resale, potential price fluctuations as a result of speculation or other factors, and the failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised, in which event the warrant may expire without being exercised, resulting in a loss of a Series' entire investment therein. As a matter of operating policy, the Diversified Income and International Fixed Income Series will not invest in warrants, and no other Series will invest more than 5% of its net assets in warrants.

The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The credit standing of the issuer and other factors may also affect the investment value of a convertible security. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value.

Like other debt securities, the market value of convertible securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer term securities have greater yields than do shorter term securities of similar quality, they are subject to greater price fluctuations. Fluctuations in the value of a Series' investments will be reflected in its net asset value per share. A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by a Series is called for redemption, the Series will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.


Convertible debt securities purchased by the Diversified Income and International Fixed Income Series are subject to certain minimum credit rating requirements. Convertible securities purchased by the other Series, which are acquired in whole or substantial part for their equity characteristics, are not subject to such rating requirements.



JUNK BOND CONSIDERATIONS (DIVERSIFIED INCOME SERIES). The Diversified Income Series may invest up to 35% of its net assets in convertible and other debt securities rated below "Baa" by Moody's, "BBB-" by S&P, or below investment grade by other recognized rating agencies, or in unrated securities determined by the Investment Adviser to be of comparable quality if the Investment Adviser believes that the financial condition of the issuer or the protection afforded to the particular securities is stronger than would otherwise be indicated by such low ratings or the lack thereof. Securities rated below "Baa", "BBB-" or equivalent ratings, commonly referred to as "junk bonds," are subject to greater risk of loss of income and principal than higher-rated bonds and are considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal, which may in any case decline during sustained periods of deteriorating economic conditions or rising interest rates. Junk bonds are also generally considered to be subject to greater market risk in times of deteriorating economic conditions, and to wider market and yield fluctuations, than higher-rated securities. Junk bonds may also be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The market for such securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, the Series may experience difficulty in valuing such securities and, in turn, its assets. In addition, adverse publicity and investor perceptions about junk bonds, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of such securities.


Legislation has been and could be adopted limiting the use, or tax and other advantages, of junk bonds which could adversely affect their value. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, for example, federally insured savings and loan associations were required to divest their investments in non-investment grade corporate debt securities by July 1, 1994. Other pending congressional proposals could, if enacted, have a material adverse effect on the market for, and prices of, such securities.



The Investment Adviser will try to reduce the risk inherent in the Series' investment in such securities through credit analysis, diversification and attention to current developments and trends in interest rates and economic conditions. However, there can be no assurance that losses will not occur. Since the risk of default is higher for lower-rated bonds, the Investment Adviser's research and credit analysis are a correspondingly important aspect of its program for managing the Series' investments in such debt securities. The Investment Adviser will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, or has improved or is expected to improve in the future.



The Series will in no event purchase securities rated below "C" or equivalent by Moody's, S&P or another rating agency, or determined by the Investment Adviser to be of comparable quality. Debt securities with such ratings are predominantly speculative with respect to the capacity of the issuer to pay interest and repay principal. Unrated securities will also be considered for investment when the Investment Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limit the risk to a Series to a degree comparable to that of rated securities which are consistent with the Series' investment objective and policies. See the Statement of Additional Information for a description of credit ratings.



Credit ratings evaluate the safety of principal and interest payments of securities, not their market value. The rating of an issuer is also heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. As credit rating agencies may fail to timely change credit ratings of securities to reflect subsequent events, the Investment Adviser will also monitor issuers of such securities to determine if such issuers will have sufficient cash flow and profits to meet required principal and interest payments and to assure their liquidity. If the rating of a debt security held by a Series is downgraded below "C" or an equivalent rating, or if the Investment Adviser determines that an unrated security is of comparable quality, the Investment Adviser will determine whether it is in the best interests of the Series to continue to hold such security in its investment portfolio. However, if the downgrading of an investment grade security causes the Diversified Income Series to hold 35% or more of its net assets in securities rated below investment grade or determined by the Investment Adviser to be of comparable quality, the Series will sell sufficient principal amount of such securities as promptly as practicable to make sure that it holds less than such percentage of its net assets in such securities.


SYNTHETIC CONVERTIBLE SECURITIES (VALUE SERIES). The Value Series may invest in "synthetic" convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, the Series may purchase a non-convertible debt security and a warrant or option, which enables the Series to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Series generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. The Value Series only invests in synthetic convertibles with respect to companies whose corporate debt securities are rated "A" or higher by Moody's or "A" or higher by S&P, and will not invest more than 15% of its net assets in such synthetic securities and other illiquid securities. See "Illiquid Securities" below.

EURODOLLAR AND YANKEE DOLLAR INSTRUMENTS (DIVERSIFIED INCOME SERIES). The Diversified Income Series may invest in Eurodollar and Yankee Dollar instruments. Eurodollar instruments are bonds that pay interest and principal in U.S. dollars held in banks outside the United States, primary in Europe. Eurodollar instruments are usually issued on behalf of multinational companies and foreign governments by large underwriting groups composed of banks and issuing houses from many countries. Yankee Dollar instruments are U.S. dollar denominated bonds issued in the U.S. by foreign banks and corporations. These investments involve risks that are different from investments in securities issued by U.S. issuers. See "Foreign Investment Considerations."

EQUITY SECURITIES OF GROWTH COMPANIES (CORE GROWTH, EMERGING GROWTH AND INTERNATIONAL GROWTH SERIES). The Core Growth, Emerging Growth, and International Growth Series each may invest in equity securities of growth companies, cyclical companies, companies with smaller market capitalizations or companies believed to be undergoing a basic change in operations or markets which could result in a significant improvement in earnings. Small companies and new companies often have limited product lines, markets or financial resources, and may be dependent upon one or few key persons for management. The securities of such companies may be subject to more volatile market movements than securities of larger, more established companies, both because the securities typically are traded in lower volume and because the issuers typically are more subject to changes in earnings and prospects. The Series' net asset values can be expected to experience above-average fluctuations, as above-average risk is assumed by the Series in investing in such growth companies in seeking higher than average growth in capital.

CLOSED-END COUNTRY FUNDS (INTERNATIONAL GROWTH SERIES). Closed-end country funds in which the International Growth Series may invest are registered closed-end investment companies with publicly traded shares and which hold portfolio securities of issuers operated or located in a single country or geographical region. The extent to which the Series may invest in closed-end country funds is limited by the Investment Company Act. Accordingly, as a fundamental policy, except as permitted by the Investment Company Act the International Growth Series will not own more than 3% of the outstanding voting stock of any closed-end investment company, will not invest more than 10% of its total assets in securities issued by closed-end investment companies nor, together with other investment companies managed by the Investment Adviser, will it own more than 10% of any closed-end investment company. Assets of the Series invested in closed-end country funds are subject to advisory and other fees imposed by the closed-end country fund, as well as to fees imposed by the Series.

MORTGAGE-BACKED SECURITIES (ALL SERIES OTHER THAN VALUE SERIES). Each Series other than the Value Series may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured by real property. Each mortgage pool underlying mortgage-backed securities will consist of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on real property. An investment in mortgage-backed securities includes certain risks. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity dates would indicate as a result of the pass-through or prepayments of principal on the underlying loans, which may increase the volatility of such investments relative to similarily related debt securities. During periods of declining interest rates, prepayment of loans underlying mortgage-backed securities can be expected to accelerate and thus impair a Series' ability to reinvest the returns of principal at comparable yields. During periods of rising interest rates, reduced prepayment rates may extend the average life of mortgage-backed securities and increase a Series' exposure to rising interest rates. Accordingly, the market values of such securities will vary with changes in market interest rates generally and in yield differentials among various kinds of U.S. Government securities and other mortgage-backed securities.

The Series may invest in mortgage pass-through securities, which are fixed or adjustable rate mortgage-backed securities that provide for monthly payments that are a "pass-through" of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans.

The Diversified Income Series may also invest in collateralized mortgage obligations ("CMOs"), which are multiple class mortgage-backed securities. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or adjustable interest rate and a final distribution date. In most cases, payments of principal and interest are applied to the CMO classes in the order of their respective stated maturities or seniorities, so that no principal and interest payments will be made on a CMO class until all other classes leaving an earlier stated maturity date or seniority are paid in full. Sometimes, however, CMO classes can be "parallel paid" (i.e., payments of principal can be made to two or more classes concurrently).

ASSET-BACKED SECURITIES (DIVERSIFIED INCOME SERIES). The Diversified Income Series may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sale contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Asset-backed securities may also be collateralized by a portfolio of U.S. Government securities, but are not direct obligations of the U.S. Government, its agencies or instrumentalities. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution, or other credit enhancements may be present; however, privately issued obligations collateralized by a portfolio of privately issued asset-backed securities do not involve any government-related guaranty or insurance.

Asset-backed securities can be structured in several ways, the most common of which has been a "pass-through" model. A certificate representing a fractional undivided beneficial interest in a trust or corporation created solely for the purpose of holding the trust's assets is issued to the

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asset-backed security holder. The certificate entitles the holder to receive a percentage of the interest and principal payments on the terms and according to the schedule established by the trust instrument. A servicing agent collects amounts due on the underlying assets for the account of the trust, which distributes such amounts to the security holders. As an alternative structure, the issuer of asset-backed securities effectively transforms an asset-backed pool into obligations comprised of several different maturities. Instead of holding an undivided interest in trust assets, the purchaser of the asset-backed security holds a bond collateralized by the underlying assets. The bonds are serviced by cash flows from the underlying assets, a specified fraction of all cash received (less a fixed servicing fee) being allocated first to pay interest and then to reduce principal.

Asset-backed securities present certain risks similar to and in addition to those presented by mortgage-backed securities. Asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets and there is the possibility that, in some cases, recoveries on repossessed collateral may not be available to support payments on these securities. Asset-backed securities, however, are not generally subject to the risks associated with prepayments of principal on the underlying loans.

DEPOSITORY RECEIPTS (ALL SERIES). Each of the Series may invest in American Depository Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. The Emerging Growth, International Growth, Value, Diversified Income and International Fixed Income Series may also invest in European and Global Depository Receipts ("EDRs" and "GDRs"), which, in bearer form, are designed for use in European securities markets, and in other instruments representing securities of foreign companies. Such depository receipts may be sponsored by the foreign issuer or may be unsponsored. Unsponsored depository receipts are organized independently and without the cooperation of the foreign issuer of the underlying securities; as a result, available information regarding the issuer may not be as current as for sponsored depository receipts, and the prices of unsponsored depository receipts may be more volatile than if they were sponsored by the issuers of the underlying securities.

EURODOLLAR CONVERTIBLE SECURITIES (INTERNATIONAL FIXED INCOME SERIES). The International Fixed Income Series may invest in Eurodollar convertible securities, which are fixed income securities of a U.S. issuer or a foreign issuer that are issued outside the United States and are convertible into or exchangeable for equity securities of the same or a different issuer. Interest and dividends on Eurodollar securities are payable in U.S. dollars outside of the United States. The Series may invest without limitation in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities listed, or represented by ADRs listed, on the New York Stock Exchange or the American Stock Exchange or convertible into or exchangeable for publicly traded common stock of U.S. companies. The Series may also invest up to 15% of its total assets invested in convertible securities, taken at market value, in Eurodollar convertible securities that are convertible into or exchangeable for foreign equity securities which are not listed, or represented by ADRs listed, on such exchanges.

FOREIGN INVESTMENT CONSIDERATIONS (ALL SERIES). There are special risks associated with investments in securities of foreign companies and governments, which add to the usual risks inherent in domestic investments. Such special risks include fluctuations in foreign exchange rates, political or economic instability in the country of issue, and the possible imposition of exchange controls or other laws or restrictions. Certain foreign countries, particularly developing countries, have experienced, and may continue to experience, high rates of inflation

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and high interest rates; exchange-rate fluctuations; large amounts of external debt; balance-of-payments and trade difficulties; and extreme poverty and unemployment. In addition, securities prices in foreign markets are generally subject to different economic, financial, political and social factors than are the prices of securities in United States markets. With respect to some foreign countries there may be the possibility of expropriation or confiscatory taxation, limitations on liquidity of securities or political or economic developments which could affect the foreign investments of a Series. Moreover, securities of foreign issuers generally will not be registered with the Securities and Exchange Commission and such issuers generally will not be subject to the Commission's reporting requirements. Accordingly, there is likely to be less publicly available information concerning certain of the foreign issuers of securities held by a Series than is available concerning U.S. companies. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign broker-dealers, financial institutions and listed companies than exists in the United States. The Series will not invest in securities denominated in a foreign currency unless, at the time of investment, such currency is considered by the Investment Adviser to be fully exchangeable into United States dollars without significant legal restriction.


SPECIAL CONSIDERATIONS REGARDING EMERGING MARKETS INVESTMENTS (ALL
SERIES). Investments in securities issued by the governments of emerging or developing countries, and of companies within those countries, involves greater risks than other foreign investments. Investments in emerging or developing markets involve exposure to economic and legal structures that are generally less diverse and mature (and in some cases the absence of developed legal structures governing private and foreign investments and private property), and to political systems which can be expected to have less stability, than those of more developed countries. The risks of investment in such countries may include matters such as relatively unstable governments, higher degrees of government involvement in the economy, the absence until recently of capital market structures or market-oriented economies, economies based on only a few industries, securities markets which trade only a small number of securities, restrictions on foreign investment in stocks, and significant foreign currency devaluations and fluctuations.


Emerging markets can be substantially more volatile than both U.S. and more developed foreign markets. Such volatility may be exacerbated by illiquidity. The average daily trading volume in all of the emerging markets combined is a small fraction of the average daily volume of the U.S. market. Small trading volumes may result in the Series being forced to purchase securities at substantially higher prices than the current market, or to sell securities at much lower prices than the current market.

OVER-THE-COUNTER SECURITIES (ALL SERIES). Securities owned by each of the Series may be traded in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of securities trading on a national securities exchange. As a result, disposition by such Series of portfolio securities to meet redemptions by investors or otherwise may require the Series to sell these securities at a discount from market prices, to sell during periods when such disposition is not desirable, or to make many small sales over a lengthy period of time.

WHEN-ISSUED SECURITIES AND FIRM COMMITMENT AGREEMENTS (ALL SERIES). Each of the Series may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions in which the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). Delivery and payment for

28
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these securities typically occur 15 to 45 days after the commitment to purchase.
No interest accrues to the purchaser during the period before delivery. There is a risk in these transactions that the value of the securities at settlement may be more or less than the agreed upon price, or that the party with which a Series enters into such a transaction may not perform its commitment. The Series will normally enter into these transactions with the intention of actually receiving or delivering the securities. The Series may sell the securities before the settlement date.

To the extent a Series engages in any of these transactions it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage. The Series will segregate liquid assets such as cash, U.S. Government securities and other liquid high quality debt securities in an amount sufficient to meet their payment obligations with respect to these transactions. A Series may not purchase when-issued securities or enter into firm commitments if, as a result, more than 15% of the Series' net assets would be segregated to cover such contracts.

"ROLL" TRANSACTIONS (DIVERSIFIED INCOME AND INTERNATIONAL FIXED INCOME SERIES
FUND). The Diversified Income and International Fixed Income Series may enter into "roll" transactions, which are the sale of GNMA certificates and other securities together with a commitment to purchase similar, but not identical, securities as a later date from the same party. During the roll period, a Series forgoes principal and interest paid on the securities. The Series is compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceeds of the initial sale. Like when-issued securities or firm commitment agreements, roll transactions involve the risk that the market value of the securities sold by the Series may decline below the price at which the Series is committed to purchase similar securities. Additionally, in the event the buyer of securities under a roll transaction files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the transaction may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities.

The Diversified Income and International Fixed Income Series will engage in roll transactions for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for investment leverage. Nonetheless, roll transactions are speculative techniques and are considered borrowings by a Series for purposes of the percentage limitations applicable to borrowings. See "Borrowings" below. Each Series will establish a segregated account with its Custodian in which it will maintain cash, U.S. Government securities and other liquid, high-grade debt obligations in an amount sufficient to meet its payment obligations with respect to these transactions. A Series will not enter into roll transactions if, as a result, more than 15% of the Series' net assets would be segregated to cover such contracts.

SHORT SALES (CORE GROWTH, EMERGING GROWTH AND INTERNATIONAL GROWTH SERIES). The Investment Adviser believes that its growth equity management approach, in addition to identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500, also identifies securities the prices of which can be expected to decline. Therefore, each of the Core Growth, Emerging Growth and International Growth Series is authorized to make short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (referred to as short sales "against the box") and to make short sales of securities which it does not own or have the right to acquire. A short sale that is not made "against the box" is a transaction in which the Series sells a security it does not own in anticipation of a decline in market price. When the Series makes a short

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sale, the proceeds it receives are retained by the broker until the Series replaces the borrowed security. In order to deliver the security to the buyer, the Series must arrange through a broker to borrow the security and, in so doing, the Series becomes obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.

Short sales by the Core Growth, Emerging Growth or International Growth Series that are not made "against the box" create opportunities to increase the Series' return but, at the same time, involve special risk considerations and may be considered a speculative technique. Since the Series in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Series' net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although the Series may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions a Series might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. The value of securities of any issuer in which a Series maintains a short position which is "not against the box" may not exceed the lesser of 2% of the value of the Series' net assets or 2% of the securities of such class of the issuer.

If the Core Growth, Emerging Growth or International Growth Series makes a short sale "against the box", the Series would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Series' decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Series or a security convertible into or exchangeable for such security. In such case, any future losses in the Series' long position would be reduced by a gain in the short position.

In the view of the Securities and Exchange Commission, a short sale involves the creation of a "senior security" as such term is defined in the Investment Company Act, unless the sale is "against the box" and the securities sold are placed in a segregated account (not with the broker), or unless the Series' obligation to deliver the securities sold short is "covered" by placing in a segregated account (not with the broker) cash or U.S. Government securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or U.S. Government securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and U.S. Government securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. As a matter of policy, the Trust's Board of Trustees has determined that no Series will make short sales of securities or maintain a short position if to do so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the Series' total assets, taken at market value.

A Series' ability to enter into short sales transactions is limited by the requirements of the Internal Revenue Code with respect to qualification as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

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
FOREIGN EXCHANGE CONTRACTS (INTERNATIONAL GROWTH, DIVERSIFIED INCOME AND INTERNATIONAL FIXED INCOME SERIES). Since the International Growth, Diversified Income and International Fixed Income Series may invest primarily in securities denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the values of their portfolio securities and the unrealized appreciation or depreciation of their investments. The rate of exchange between the U.S. dollar and other currencies is determined by forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.

The International Growth, Diversified Income and International Fixed Income Series may enter into derivative positions such as foreign exchange forward contracts or currency futures or options contracts for the purchase or sale of foreign currency to "lock in" the U.S. dollar price of the securities denominated in a foreign currency or the U.S. dollar equivalent of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which a Series has investments may suffer a decline against the U.S. dollar. The Series may also cross-hedge, which involves entering into derivative positions on one foreign currency to hedge against changes in exchange rates for a different foreign currency, if the Adviser (or Subadviser) believes there is a pattern of correlation between the two currencies. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, a Series may purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, the Series might sell a particular currency on either a spot (cash) basis at the rate then prevailing in the currency exchange market or on a forward basis by entering into a forward contract to purchase or sell currency, to hedge against an anticipated decline in the U.S. dollar value of securities it intends or has contracted to sell. This method of attempting to hedge the value of the Series' portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. None of the Series is obligated to engage in any such currency hedging operations, and there can be no assurance as to the success of any hedging operations which a Series may implement. Although the strategy of engaging in foreign currency transactions could reduce the risk of loss due to a decline in the value of the hedged currency, it could also limit the potential gain from an increase in the value of the currency. None of the Series intends to maintain a net exposure to such contracts where the fulfillment of the Series' obligations under such contracts would obligate the Series to deliver an amount of foreign currency in excess of the value of the Series' portfolio securities or other assets denominated in that currency.

OPTIONS (ALL SERIES OTHER THAN VALUE SERIES). Each of the Series other than the Value Series may purchase listed covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by such Series and with respect to various stock indices, for hedging purposes, subject to the following restrictions: the aggregate premiums on call options purchased by a Series may not exceed 5% of the market value of net assets of the Series as of the date the call options are purchased, and the aggregate premiums on put options may not exceed 5% of the market value of the net assets of the Series as of the date such options are purchased. In addition, no Series will purchase or sell options if, immediately thereafter, more than 25% of its net assets would be hedged. A "put" gives a holder the right, in return for the premium paid, to require the writer of the put to purchase from the holder a security at a specified price. A "call" gives a holder the right, in return for the premium paid, to require

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the writer of the call to sell a security to the holder at a specified price. An option on a securities index (such as a stock index) gives the holder the right, in return for the premium paid, to require the writer to pay cash equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars, times a specified multiplier.

Put and call options are derivative securities traded on U.S. and foreign exchanges, including the American Stock Exchange, Chicago Board Options Exchange, Philadelphia Stock Exchange, Pacific Stock Exchange and New York Stock Exchange. Additionally, each Series may purchase options not traded on a securities exchange, which may bear a greater risk of nonperformance than options traded on a securities exchange. Options not traded on an exchange are considered dealer options and generally lack the liquidity of an exchange traded option. Accordingly, dealer options may be subject to the Series' restriction on investment in illiquid securities, as described below. Dealer options may also involve the risk that the securities dealers participating in such transactions will fail to meet their obligations under the terms of the option.

Each of such Series may also write listed covered options on up to 25% of the value of its respective net assets. Call options written by a Series give the holder the right to buy the underlying securities from the Series at a stated exercise price; put options written by a Series give the holder the right to sell the underlying security to the Series. A call option is covered if the Series owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration upon conversion or exchange of securities currently held by the Series. A put option is covered if the Series maintains cash or cash equivalents equal to the exercise price in a segregated amount with its Custodian. If an option written by a Series expires unexercised, the Series realizes a gain equal to the premium received at the time the option was written. If an option purchased by a Series expires unexercised, the Series realizes a capital loss equal to the premium paid.

Prior to the earlier of exercise or expiration, an option written by a Series may be closed out by an offsetting purchase or sale of an option of the same series. A Series will realize a gain from a closing purchase transaction if the cost of the closing transaction is less than the premium received from writing the option; if it is more, the Series will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Series will realize a gain; if it is less, the Series will realize a loss.

FUTURES CONTRACTS (ALL SERIES). The Core Growth, Emerging Growth, International Growth and Value Series may purchase and sell stock index futures contracts as a hedge against changes in market conditions. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Value Series may enter into futures transactions only with respect to the S&P 500 Index.

Each Series may also purchase and sell financial futures contracts as a hedge against changes in interest rates. Additionally, the International Growth, Value, Diversified Income and International Fixed Income Series may purchase and sell currency futures contracts to hedge against foreign currency fluctuations, and may purchase and sell related options on futures contracts. A financial or currency futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of financial instrument or currency called for in the contract at a specified future time (the settlement date) for a specified price. Although the terms of a contract call for actual delivery or acceptance of the financial

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instrument or currency, the contracts will be closed out before the delivery date without delivery or acceptance taking place. Futures options possess many of the same characteristics as options on securities and indices. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A futures option may be closed out before exercise or expiration by an offsetting purchase or sale of a futures option of the same series.

Financial, currency and stock index futures contracts are derivative instruments traded on U.S. commodities and futures exchanges, including the Chicago Mercantile Exchange, the New York Futures Exchange, the Kansas City Board of Trade, the Chicago Board of Trade and the International Monetary Market, as well as commodity and securities exchanges located outside the United States, including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

The Series will not engage in transactions in futures contracts for speculation, but only as a hedge against the risk of unexpected changes exchange rates or in the values of securities held or intended to be held by the Series. As a general rule, no Series will purchase or sell futures if, immediately thereafter, more than 25% of its net assets would be hedged. In addition, no Series may purchase or sell futures or related options if, immediately thereafter, the sum of the amount of margin deposits on the Series' existing futures positions and premiums paid for such options would exceed 5% of the market value of the Series' net assets. In instances involving the purchase of futures contracts by a Series, an amount of cash and cash equivalents equal to the market value of the futures contracts will be deposited in a segregated account with the Series' Custodian or with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

INTEREST RATE AND CURRENCY SWAPS (DIVERSIFIED INCOME SERIES). For hedging purposes, the Diversified Income Series may enter into interest rate swap transactions, purchase or sell interest rate caps and floors, and enter into currency swap cap transactions. An interest rate or currency swap involves an agreement between a Series and another party to exchange payments calculated as if they were interest on a specified ("notional") principal amount (e.g., an exchange of floating rate payments by one party for fixed rate payments by the other). An interest rate cap or floor entitles the purchaser, in exchange for a premium, to receive payments of interest on a notional principal amount from the seller of the cap or floor, to the extent that a specified reference rate exceeds or falls below a predetermined level.

The Diversified Income Series usually enters into such transactions on a "net" basis, with the Series receiving or paying, as the case may be, only the net amount of the two payment streams. The net amount of the excess, if any, of the Series' obligations over its entitlements with respect to each swap is accrued on a daily basis, and an amount of cash or high-quality liquid securities having an aggregate net asset value at least equal to the accrued excess is maintained in a segregated account by the Trust's custodian. If the Series enters into a swap on other than a net basis, or sells caps or floors, the Series maintains a segregated account in the full amount accrued on a daily basis of the Series' obligations with respect to the transaction. Such segregated accounts are maintained in accordance with applicable regulations of the Commission.

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The Diversified Income Series will not enter into any of these derivative transactions unless the unsecured senior debt or the claims paying ability of the other party to the transaction is rated at least "high quality" at the time of purchase by at least one of the established rating agencies (e.g., AAA or AA by S&P). The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and agents utilizing standard swap documentation, and the Investment Adviser believes that the swap market has become relatively liquid. Swap transactions do not involve the delivery of securities or other underlying assets or principal, and the risk of loss with respect to such transactions is limited to the net amount of payments that the Series is contractually obligated to make or receive. Caps and floors are more recent innovations for which standardized documentation has not yet been developed; accordingly, they are less liquid than swaps, and caps and floors purchased by a Series are considered to be illiquid assets.

SPECIAL HEDGING CONSIDERATIONS (ALL SERIES). Special risks are associated with the use of options, futures contracts and swap transactions as hedging techniques. There can be no guarantee of a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. A lack of correlation could result in a loss on both the hedged securities in a Series and the hedging vehicle, so that the Series' return might have been better had hedging not been attempted. In addition, a decision as to whether, when and how to use options, futures or swaps involves the exercise of skill and judgment which are different from those needed to select portfolio securities, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior, currency fluctuations or interest rate trends. If the Investment Adviser or Subadviser is incorrect in its forecasts regarding market values, currency fluctuations, interest rate trends or other relevant factors, a Series may be in a worse position than if the Series had not engaged in options, futures or swap transactions. The loss incurred by a Series in writing, options on futures and entering into futures and swap transactions is potentially unlimited. The Investment Adviser and Subadviser are experienced in the use of options, futures and swap transactions as investment techniques.

In the event of a default by the other party to an over-the-counter option transaction or a futures or swap transaction, a Series might incur a loss. In addition, there can be no assurance that a liquid market will exist at a time when a Series seeks to close out an option position or futures or swap contract. Most futures exchanges and boards of trade limit the amount of fluctuation in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and without a significant trading history. As a result, there is no assurance that an active secondary market will develop or continue to exist. Lack of a liquid market for any reason may prevent a Series from liquidating an unfavorable position and a Series would remain obligated to meet margin requirements until the position is closed.

A Series' ability to enter into options, futures contracts and swap transactions is limited by the requirements of the Internal Revenue Code with respect to qualification as a regulated investment company. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

NON-HEDGING STRATEGIC TRANSACTIONS (DIVERSIFIED INCOME SERIES). Each Series' options, futures and swap transactions will generally be entered into for hedging purposes -- to protect against possible changes in the market values of securities held in or to be purchased for the Series' portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Series' unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Series'

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portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. However, in addition to the hedging transactions referred to above, the Diversified Income Series may enter into options, futures and swap transactions to enhance potential gain in circumstances where hedging is not involved. The Diversified Income Series' net loss exposure resulting from transactions entered into for such purposes is not expected to exceed 1% of the Series' net assets at any one time and, in the event it does exceed such amount, the Series will close out transactions as promptly as practicable in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps," and to the same types of risks as described above under "Special Hedging Considerations."

REPURCHASE AGREEMENTS (ALL SERIES). Each Series may on occasion enter into repurchase agreements, in which the Series purchases securities and the seller agrees to repurchase them from the Series at a mutually agreed-upon time and price. The period of maturity is usually overnight or a few days, although it may extend over a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Series' money is invested in the security. Each Series' repurchase agreements will at all times be fully collateralized in an amount at least equal to 102% of the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily and, if the value of the instruments declines, the Series will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Series may incur a loss. If bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by a Series may be delayed or limited. A Series will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected financial institutions and brokers and dealers which meet certain creditworthiness and other criteria.

ILLIQUID SECURITIES (ALL SERIES). Each Series may invest up to 15% of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 ("restricted securities"), securities which are otherwise not readily marketable such as over-the-counter, or dealer traded, options, and repurchase agreements having a maturity of more than seven days. Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Series might not be able to dispose of restricted or other securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions. The Series might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act of 1933, the Trust's Board of

Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale based on factors such as the frequency of trades and quotes for the securities, the number of dealers and others wishing to purchase and sell the securities, and the nature of the security and the marketplace trades. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

SECURITIES LENDING (ALL SERIES). To increase its income, each Series may lend its portfolio securities to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulatory requirements. The Trust's Board of Trustees has adopted an operating policy that limits the amount of loans made by Series to not more than 30% of the value of the total assets of the Series. During the time portfolio securities are on loan, the borrower pays the Series an amount equivalent to any dividends or interest paid on such securities, and the Series may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or secured a letter of credit. Such loans involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, such securities lending will be made only when, in the Investment Adviser's judgment, the income to be earned from the loans justifies the attendant risks. Loans are subject to termination at the option of the Series or the borrower.

BORROWING (ALL SERIES). Each Series may borrow money from banks in amounts up to 20% of its total assets (calculated when the loan is made) only for temporary, extraordinary or emergency purposes or for the clearance of transactions. Borrowing involves special risk considerations. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds (or on the assets that were retained rather than sold to meet the needs for which funds were borrowed). Under adverse market conditions, a Series might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. All borrowings by a Series will be made only to the extent that the value of the Series' total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings. If such asset coverage of 300% is not maintained, the Series will take prompt action to reduce its borrowings as required by applicable law. Short sales "not against the box" are considered borrowings for purposes of the percentage limitations applicable to borrowings.

--------------------------------------------------------------------------------
PRIOR PERFORMANCE


The following tables set forth composite performance data relating to the Core Growth, Emerging Growth, International Growth, Value, Diversified Income and International Fixed Income Series based on the historical performance of substantially similar accounts managed by the Investment Adviser and Subadviser since the dates indicated. The data is provided to illustrate the past performance of the Investment Adviser and Subadviser in managing substantially similar accounts, as measured against specified market indices. Investors should not consider this performance data as an indication of future performance of the Series.



All information set forth in the tables relies on data supplied by the Investment Adviser or Subadviser or from statistical services, reports or other sources believed by the Investment Adviser or Subadviser to be reliable. However, such information has not been verified and is unaudited. The Investment Adviser has advised the Trust that its net performance results in the tables with respect to its accounts are the annual rates of return for the dollar-weighted composite of all fully discretionary accounts managed by the Investment Adviser for at least one month with the same investment objective and substantially similar policies as those of the Core Growth, Emerging Growth, International Growth, Value and Diversified Income Series calculated as set forth above under "General Information -- Performance Information." The Subadviser has advised the Trust that its net performance results in the table with respect to its accounts are the annual rates of return for the dollar-weighted composite of all fully discretionary accounts managed by the Subadviser for at least one month with the same investment objective and similar policies as those of the International Fixed Income Series. Each has indicated that such results are net of the investment advisory fees paid by such accounts, and give effect to transaction costs as well as reinvestment of income and gains. See "Performance Information" in the Statement of Additional Information for further information about calculation of total return.


The composite account results presented on the following pages may not necessarily equate with the return experienced by any one particular account managed by the Investment Adviser or Subadviser, as a result of differences in brokerage commissions, the size of positions taken in relation to account size and diversification of securities. The composite results do not reflect the effect of the operating expenses of the Series or fees and charges made pursuant to the terms of the Contracts funded by Separate Accounts that invest in shares of the Series, which effect compounded over time may be substantial.

                                           CORE GROWTH (1)                                   EMERGING GROWTH (1)
                           ------------------------------------------------   -------------------------------------------------
                           NICHOLAS-                                          NICHOLAS-
                           APPLEGATE     LIPPER                               APPLEGATE      LIPPER        RUSSELL
                             CORE        GROWTH       RUSSELL    STANDARD &   EMERGING    SMALL COMPANY     2000       RUSSELL
                            GROWTH     FUNDS INDEX    MIDCAP     POOR'S 500    GROWTH     GROWTH FUNDS     GROWTH       2000
          YEAR             COMPOSITE       (2)       INDEX (3)   INDEX (4)    COMPOSITE     INDEX (5)     INDEX (6)   INDEX (6)
-------------------------------------------------------------------------------------------------------------------------------
1984.....................                                                       (5.9%)         (4.8%)        (8.1%)      (3.7%)
1985.....................    24.7%        15.0%         16.7%       17.1%       34.9           30.8          31.0        31.1
1986.....................    20.4         12.9          18.2        18.6         7.4            6.1           3.6         5.7
1987.....................    (1.9)         1.3           0.2         5.3        (2.7)          (5.2)        (10.5)       (8.7)
1988.....................    13.6         13.8          19.8        16.6        20.6           18.4          20.4        25.0
1989.....................    32.9         25.1          26.3        31.6        28.4           22.5          20.2        16.3
1990.....................     0.6         (5.6)        (11.5)       (3.0)       (7.1)         (10.4)        (17.4)      (19.5)
1991.....................    56.1         35.5          41.5        30.5        65.9           50.5          51.2        46.0
1992.....................    10.1          7.6          16.3         7.6        10.4           11.9           7.8        18.4
1993.....................    24.6         10.8          14.3        10.1        17.9           16.7          13.4        18.9
1994.....................    (9.4)        (2.3)         (2.1)        1.3        (2.5)          (0.9)         (2.4)       (1.8)
1995.....................
Last 5 Years.............
Last 10 Years............
Since Inception..........


----------------
(1) Inception dates are as follows: Core Growth - October 1, 1985; Emerging Growth - September 1, 1984.

(2) The Lipper Growth Funds Index is an unmanaged, net asset value weighted index of the 490 growth mutual funds in the data base maintained by Lipper Analytical Services, Inc. ("Lipper"). The Lipper Equity Income Funds Index is an unmanaged, net asset value weighted index of the 30 largest equity income funds in Lipper's data base. The Lipper Balanced Funds Average is an unmanaged, net asset value weighted average of 160 balanced mutual funds in Lipper's data base. Performance is reported after the deduction of all applicable fund fees and expenses. Lipper performance figures are based on changes in net asset value with all income dividends and capital gains distributions reinvested.

(3) The Russell Midcap Index is an index consisting of 800 securities of mid-cap domestic companies (with capitalizations between $500 million and $5 billion) and is generally regarded as representative of the market for medium-sized domestic securities. The Index includes income dividends and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

(4) The Standard & Poor's 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange, regarded as generally representative of the U.S. stock market. The weight of each stock in the Index is proportional to its price times the number of shares outstanding. The Standard & Poor's 500 is an unmanaged index and includes the reinvestment of all dividends.

(5) The Lipper Small Company Growth Funds Index is a non-weighted index of the 30 largest U.S. small company growth mutual funds. It is calculated daily with adjustments for income dividends and capital gains distributions as of the ex-dividend dates.


(6) The Russell 3000 Index consists of securities of 3,000 large U.S. corporations, as determined by market capitalizations, and represents approximately 98% of the investable U.S. equity market. The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 10% of the total market capitalization of the securities included in the Russell 3000 Index, and is widely regarded as a measure of small capitalization stocks. The Russell 2000 Growth Index contains those securities included in the Russell 2000 Index with a greater than average growth orientation as measured by price-to-book value and price-earnings ratios.

                                 INTERNATIONAL GROWTH (1)
                           -------------------------------------               VALUE (1)
                             NICHOLAS-                             ----------------------------------
                             APPLEGATE                             NICHOLAS-
                           INTERNATIONAL                SALOMON    APPLEGATE   STANDARD &    RUSSELL
                              GROWTH       MSCI EAFE   EPAC EMI      VALUE     POOR'S 500     1000
          YEAR               COMPOSITE     INDEX (7)   INDEX (8)   COMPOSITE   INDEX (4)    INDEX (6)
-----------------------------------------------------------------------------------------------------
1991.....................        3.5%          5.2%        1.4%
1992.....................      (10.1)        (12.2)      (15.4)
1993.....................       28.1          32.6        30.3
1994.....................       10.1           7.8         9.4        3.8%         5.3%        1.6%
1995.....................
Since Inception..........


----------------
(1) Inception dates are as follows: International Growth -- August 1, 1991; Value -- April 1, 1994.

(4) The Standard & Poor's 500 Index is a capital-weighted index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange, regarded as generally representative of the U.S. stock market. The weight of each stock in the Index is proportional to its price times the number of shares outstanding. The Standard & Poor's 500 is an unmanaged index and includes the reinvestment of all dividends.

(7)
    The Morgan Stanley Capital International Europe, Australia, Far East Index is an arithmetic, market-value weighted average of the performance of over 900 securities listed on the stock exchanges of Australia, Austria, Belgium, Denmark, Finland, France, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, and New Zealand. The Index includes reinvestment of gross dividends before deduction of withholding taxes.


(8) The Salomon Brothers Europe, Pacific, Asia Composite Index includes all investable common stocks in those regions with market capitalizations in excess of $U.S. 100 million. Each company is weighted by its available equity capital adjusting for government-held large private holdings, corporate cross holdings and legally restricted shares. The Extended Market Index (EMI) represents the small capitalization sector, defined as the bottom 20% of this group of securities. The Index is unmanaged and includes gross dividends without deduction for tax withholdings.

                                        DIVERSIFIED INCOME                          INTERNATIONAL
                           --------------------------------------------            FIXED INCOME (1)
                           NICHOLAS-                                      ----------------------------------
                           APPLEGATE                                         ROGGE
                           DIVERSIFIED  LEHMAN BROS.     LEHMAN BROS.     INTERNATIONAL     SALOMON WORLD
                            INCOME     AGGREGATE BOND   GOVT/CORP. BOND   FIXED INCOME     GOVERNMENT BOND
          YEAR             COMPOSITE     INDEX (9)        INDEX (10)       COMPOSITE     INDEX (EX U.S.)(11)
------------------------------------------------------------------------------------------------------------
1981.....................    13.4%          10.6%             10.3%
1982.....................    42.4           32.6              31.1
1983.....................     6.7            8.3               8.0
1984.....................    15.4           15.1              15.0
1985.....................    22.3           22.1              21.3
1986.....................    16.5           15.3              15.6
1987.....................     3.0            2.8               2.3
1988.....................     8.2            7.9               7.6
1989.....................    12.8           14.5              14.2
1990.....................     8.5            9.0               8.3            14.4%             15.3%
1991.....................    17.5           16.0              16.1            21.7              16.2
1992.....................     7.8            7.4               7.6             5.4               4.8
1993.....................    12.5            9.8              11.0            19.4              15.1
1994.....................    (3.5)          (2.9)             (3.5)            1.9               6.0
1995.....................
Last 5 Years.............
Last 10 Years............
Since Inception..........


----------------
(1) Inception dates are as follows: Diversified Income - October 1, 1981; International Fixed Income - January 1, 1990.

(9) The Lehman Brothers Aggregate Bond Index is an index consisting of the Lehman Brothers Government/Corporate Bond Index, the Lehman Brothers Mortgage-Backed Securities Index, and the Lehman-Brothers Assets-Backed Securities Index. See note 10 for a description of the Government/Corporate Bond Index. The Mortgage-Backed Securities Index consists of 15 and 30-year fixed rate securities backed by mortgage pools of GNMA, FHLMC and FNMA (excluding buydowns, manufactured homes and graduated equity mortgages). The Asset-Backed Securities Index consists of credit card, auto and home equity loans (excluding subordinated tranches) with an average life of one year. Each Index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

(10)The Lehman Brothers Government/Corporate Bond Index is an index consisting of the Lehman Brothers Government Bond Index and the Lehman Brothers Corporate Bond Index. The Government Bond Index includes all public obligations of the U.S. Treasury (excluding flower bonds and foreign-targeted issues), its agencies and quasi-federal corporations, and corporate debt guaranteed by the U.S. Government. The Corporate Bond Index includes all publicly issued, fixed rate, non-convertible investment grade U.S. dollar denominated corporate debt registered with the Securities and Exchange Commission; it also includes debt issued or guaranteed by foreign sovereign governments, municipalities, and governmental or international agencies. The Index includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.


(11)The Salomon Brothers World Government Bond Index (Ex U.S.) is a market capitalization weighted index consisting of the government bond markets of Austria, Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, The Netherlands, Spain, Sweden and the United Kingdom. The Index consists of issues with a remaining maturity of at least one year, and is rebalanced monthly.

                         NICHOLAS-APPLEGATE SERIES TRUST
                          600 West Broadway, 30th Floor
                          San Diego, California  92101
                                 (800) ________

                       STATEMENT OF ADDITIONAL INFORMATION


                                __________, 1996


          Nicholas-Applegate Series Trust (the "Trust") is an open-end management investment company currently offering six separate diversified series (each a "Series") to registered separate accounts of insurance companies ("Separate Accounts") to serve as the investment medium for variable life insurance policies and variable annuity contracts (collectively "Contracts") issued by the insurance companies ("Insurance Companies"). The Separate Accounts, which will be the owners of the shares of the Trust, will invest in the shares of each Series in accordance with instructions received from the owners of the Contracts. Contract owners should consider that the investment experience of the Series they select will affect the value of and the benefits provided under the Contract. See the Prospectus for the Separate Accounts for a description of the relationship between increases or decreases in the net asset value of Trust shares (and any distributions on such shares) and the benefits provided under a Contract.

          This Statement of Additional Information is not a prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus may be obtained without charge by calling or writing the Trust at the address and phone number given above.



                                TABLE OF CONTENTS


                                                                           Page

Investment Objectives, Policies and Risks. . . . . . . . . . . . . . .     B-2
Investment Restrictions. . . . . . . . . . . . . . . . . . . . . . . .     B-29
Principal Holders of Securities. . . . . . . . . . . . . . . . . . . .     B-31
Trustees and Principal Officers. . . . . . . . . . . . . . . . . . . .     B-32
Investment Adviser . . . . . . . . . . . . . . . . . . . . . . . . . .     B-33
Administrator. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     B-35
Distributor. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     B-36
Portfolio Transactions and Brokerage . . . . . . . . . . . . . . . . .     B-36
Purchase and Redemption of Shares. . . . . . . . . . . . . . . . . . .     B-38
Taxes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     B-39
Performance Information. . . . . . . . . . . . . . . . . . . . . . . .     B-43
Custodian, Transfer and Dividend Disbursing Agent,
  Independent Accountants and Legal Counsel. . . . . . . . . . . . . .     B-44
Miscellaneous. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     B-45
Appendix A - Description of Securities Ratings . . . . . . . . . . . .     A-1
Appendix B - Statement of Assets and Liabilities . . . . . . . . . . .     A-10

                    INVESTMENT OBJECTIVES, POLICIES AND RISKS

          The following discussion supplements the discussion of each Series' investment objective and policies as set forth in the Prospectus. There can be no assurance that the investment objective of any Series can be achieved.

EQUITY SECURITIES OF GROWTH COMPANIES

          Each of the Core Growth, Emerging Growth and International Growth Series invests in equity securities of domestic and foreign companies, the earnings and stock prices of which are expected by Nicholas-Applegate Capital Management (the "Investment Adviser") to grow at an above-average rate. Such investments will be diversified over a cross-section of industries and individual companies. Some of these companies may be organizations with market capitalizations of $500 million or less or companies that have limited product lines, markets and financial resources and are dependent upon a limited management group. Examples of possible investments include emerging growth companies employing new technology, cyclical companies, initial public offerings of companies offering high growth potential, or other corporations offering good potential for high growth in market value. The securities of such companies may be subject to more abrupt or erratic market movements than larger, more established companies both because the securities typically are traded in lower volume and because the issuers typically are subject to a greater degree to changes in earnings and prospects.

CONVERTIBLE SECURITIES AND WARRANTS

          Each Series other than the Diversified Income Series may invest in convertible securities. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.

          All Series other than the Diversified Income and International Fixed Income Series may invest in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Series' entire investment therein).

OTHER CORPORATE DEBT SECURITIES

          Each Series may invest in non-convertible debt securities of foreign and domestic companies over a cross-section of industries. The debt securities in which such Series may invest will be of varying maturities and may include corporate bonds, debentures, notes and other similar corporate debt instruments. The value of a longer-term debt security fluctuates more widely in response to changes in interest rates than do shorter-term debt securities.

RISKS OF INVESTING IN DEBT SECURITIES

          There are a number of risks generally associated with an investment in debt securities (including convertible securities). Yields on short, intermediate, and long-term securities depend on a variety of factors, including the general condition of the money and bond markets, the size of a particular offering, the maturity of the obligation, and the rating of the issue. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with short maturities and lower yields. The market prices of debt securities usually vary, depending upon available yields. An increase in interest rates will generally reduce the value of such portfolio investments, and a decline in interest rates will generally increase the value of such
portfolio investments.   The ability of the Series to achieve their investment
objectives also depends on the continuing ability of the issuers of the debt securities in which the Series invests to meet their obligations for the payment of interest and principal when due.

RISKS OF HOLDING LOWER-RATED DEBT SECURITIES


          As set forth in the Prospectus, the Diversified Income Series may hold a portion of their net assets in debt securities rated below "Baa" by Moody's or "BBB-" by S&P, or below investment grade by other recognized rating agencies, or in unrated securities believed to be of comparable quality under certain circumstances. Securities with ratings below "Baa" and/or "BBB-" are commonly referred to as "junk bonds." Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds, and are considered to be predominantly speculative, for a variety of reasons, including the following:


          SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. The economy and interest rates affect high yield securities differently from other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, the Series may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield bonds and the Series' asset values.

          PAYMENT EXPECTATIONS. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, a Series would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond's value will decrease in a rising interest rate market, as will the value of the Series' assets. If a Series experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Series' expenses can be spread and possibly reducing the Series' rate of return.

          LIQUIDITY AND VALUATION. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact the Investment Adviser's (or Subadviser's) ability to accurately value high yield bonds and the Series' assets and hinder the Series' ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

          POTENTIAL LEGISLATION. Legislation has been and could be adopted limiting the use, or tax and other advantages, of junk bonds which could adversely affect their value. Under the Financial Institutions Reform, Recovery, and Enforcement Act of 1989, for example, federally insured savings and loan associations were required to divest their investments in non-investment grade corporate debt securities by July 1, 1994.

          CREDIT RATINGS. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Investment Adviser must monitor the issuers of high yield bonds in the Series' portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds' liquidity so the Series can meet redemption requests. The Series will not necessarily dispose of a portfolio security when its rating has been changed.

SHORT-TERM INVESTMENTS

          Each of the Series invests in any of the following securities and instruments:

          BANK CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Each Series may acquire certificates of deposit, bankers' acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers' acceptances acquired by the Series will be dollar-denominated obligations of domestic or foreign banks or financial institutions which at the time of purchase have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches), based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

          A Series holding instruments of foreign banks or financial institutions may be subject to additional investment risks that are different in some respects from those incurred by a fund which invests only in debt obligations of U.S. domestic issuers. See "Foreign Investments" below. Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on these securities.

          Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry depends largely upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operations of the banking industry.

          As a result of federal and state laws and regulations, domestic banks are, among other things, required to maintain specified levels of reserves, limited in the amount which they can loan to a single borrower, and subject to other regulations designed to promote financial soundness. However, such laws and regulations do not necessarily apply to foreign bank obligations that a Series may acquire.

          In addition to purchasing certificates of deposit and bankers' acceptances, to the extent permitted under their respective investment objectives and policies stated above and in their Prospectuses, a Series may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

          SAVINGS ASSOCIATION OBLIGATIONS. Each Series may invest in certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations that have capital, surplus and undivided profits in excess of $100 million, based on latest published reports, or less than $100 million if the principal amount of such obligations is fully insured by the U.S. Government.

          COMMERCIAL PAPER, SHORT-TERM NOTES AND OTHER CORPORATE OBLIGATIONS. Each Series may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

          Commercial paper and short-term notes will consist of issues rated at the time of purchase "A-2" or higher by S&P, "Prime-l" or "Prime-2" by Moody's, or similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Investment Adviser to be of comparable quality. These rating symbols are described in Appendix A.

          Corporate obligations include bonds and notes issued by corporations to finance longer-term credit needs than supported by commercial paper. While such obligations generally have maturities of ten years or more, the Series may purchase corporate obligations which have remaining maturities of one year or less from the date of purchase and which are rated "AA" or higher by S&P or "Aa" or higher by Moody's.

MONEY MARKET FUNDS.

          Each Series may under certain circumstances invest a portion of its assets in money market funds. The Investment Company Act prohibits the Series from investing more than 5% of the value of their total assets in any one investment company, or more than 10% of the value of their total assets in investment companies as a group, and also restricts their investment in any investment company to 3% of the voting securities of such investment company. The Investment Adviser will not impose an advisory fee on assets of a Series invested in a money market mutual fund. However, an investment in a money market mutual fund will involve payment by a Series of its pro rata share of advisory and administrative fees charged by such fund.

GOVERNMENT OBLIGATIONS.

          Each Series may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issues of such entities as the Government National Mortgage Association ("GNMA"), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), and the Student Loan Marketing Association.

          Some of these obligations, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

          The Diversified Income and International Fixed Income Series may invest in sovereign debt obligations of foreign countries. A sovereign debtor's willingness or ability to repay principal and interest in a timely manner may be affected by a number of factors, including its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward principal international lenders and the political constraints to which it may be subject. Emerging market governments could default on their sovereign debt. Such sovereign debtors also may be dependent on expected disbursements from foreign governments, multilateral agencies and other entities abroad to reduce principal and interest arrearages on their debt. The commitments on the part of these governments, agencies and others to make such disbursements may be conditioned on a sovereign debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to meet such conditions could result in the cancellation of such third parties' commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debt in a timely manner.

MUNICIPAL SECURITIES

          The Diversified Income Series may invest in taxable debt obligations issued by state and local governments, territories and possessions of the U.S., regional government authorities, and their agencies and instrumentalities ("municipal securities"). Municipal securities include both notes (which have maturities of less than one year) and bonds (which have maturities of one year or more) that bear fixed or variable rates of interest.

          In general, "municipal securities" debt obligations are issued to obtain funds for a variety of public purposes, such as the construction, repair, or improvement of public facilities including airports, bridges, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Municipal securities may be issued to refinance outstanding obligations as well as to raise funds for general operating expenses and lending to other public institutions and facilities.

          The two principal classifications of municipal securities are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Characteristics and methods of enforcement of general obligation bonds vary according to the law applicable to a particular issuer, and the taxes that can be levied for the payment of debt service may be limited or unlimited as to rates or amounts of special assessments. Revenue securities are payable only from the revenues derived from a particular facility, a class of facilities or, in some cases, from the proceeds of a special excise tax. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund the assets of which may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and collateralized mortgages, and the net revenues from housing or other public projects. Some authorities are provided further security in the form of a state's assurance (although without obligation) to make up deficiencies in the debt service reserve fund.

          The Diversified Income Series may purchase insured municipal debt in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of the Series.

          Securities of issuers of municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

          MORAL OBLIGATION SECURITIES. Municipal securities may include "moral obligation" securities which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

          INDUSTRIAL DEVELOPMENT AND POLLUTION CONTROL BONDS. The Diversified Income Series may invest in taxable industrial development bonds and pollution control bonds which, in most cases, are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

          MUNICIPAL LEASE OBLIGATIONS. The Diversified Income Series may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities ("municipal lease obligations"). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payment due under the lease obligation. The Series may also purchase "certificates of participation," which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult. In addition, these securities represent a relatively new type of financing, and certain lease obligations may therefore be considered to be illiquid securities.

          The Series will attempt to minimize the special risks inherent in municipal lease obligations and certificates of participation by purchasing only lease obligations which meet the following criteria: (1) rated A or better by at least one nationally recognized securities rating organization; (2) secured by payments from a governmental lessee which has actively traded debt obligations;
(3) determined by the Investment Adviser to be critical to the lessee's ability to deliver essential services; and (4) contain legal features which the Investment Adviser deems appropriate, such as covenants to make lease payments without the right of offset or counterclaim, requirements for insurance policies, and adequate debt service reserve funds.

          SHORT-TERM OBLIGATIONS. The Diversified Income Fund may invest in short-term municipal obligations. These securities include the following:

          TAX ANTICIPATION NOTES are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due.

          REVENUE ANTICIPATION NOTES are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under the Federal Reserve Sharing Program. They also are usually general obligations of the issuer.

          BOND ANTICIPATION NOTES normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes.

          CONSTRUCTION LOAN NOTES are sold to provide construction financing for specific projects. After successful completion and acceptance, many projects receive permanent financing through FNMA or GNMA.

          SHORT-TERM DISCOUNT NOTES (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

ZERO COUPON SECURITIES

          The Diversified Income Series may invest up to 50% of its net assets in zero coupon securities issued by the U.S. Treasury. Zero coupon Treasury securities are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts, or certificates representing interests in such stripped debt obligations or coupons. Because a zero coupon security pays no interest to its holder during its life or for a substantial period of time, it usually trades at a deep discount from its face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make current distributions of interest.

VARIABLE AND FLOATING RATE INSTRUMENTS

          Each Series may acquire variable and floating rate instruments. Such instruments are frequently not rated by credit rating agencies; however, unrated variable and floating rate instruments purchased by a Series will be determined by the Investment Adviser or Rogge Global Partners, plc (the "Subadviser") under guidelines established by the Board of Trustees to be of comparable quality at the time of the purchase and rated instruments eligible for purchase by the Series. In making such determinations, the Investment Adviser (or Subadviser) will consider the earning power, cash flow and other liquidity ratios of the issuers of such instruments (such issuers include financial, merchandising, bank holding and other companies) and will monitor their financial condition. An active secondary market may not exist with respect to particular variable or floating rate instruments purchased by the Series. The absence of such an active secondary market could make it difficult for the Series to dispose of the variable or floating rate instrument involved in the event of the issuer of the instrument defaulting on its payment obligation or during periods in which the Series is not entitled to exercise its demand rights, and the Series could, for these or other reasons, suffer a loss to the extent of the default. Variable and floating rate instruments may be secured by bank letters of credit.

MORTGAGE-RELATED SECURITIES

          Each Series other than the Value Series may invest in mortgage-related securities. Mortgage-related securities are derivative interests in pools of mortgage loans made to U.S. residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. Each such Series may also invest in debt securities which are secured with collateral consisting of U.S. mortgage-related securities, and in other types of U.S. and foreign mortgage related securities.

          U.S. MORTGAGE PASS-THROUGH SECURITIES. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association) are described as "modified pass-throughs." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          The principal governmental guarantor of U.S. mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Agency or guaranteed by the Veterans Administration.

          Government-related guarantors include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders and subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages not insured or guaranteed by any government agency from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation created to increase availability of mortgage credit for residential housing and owned entirely by private stockholders.
FHLMC issues participation certificates which represent interests in conventional mortgages from FHLMC's national portfolio. Pass-through securities issued by FNMA and participation certificates issued by FHLMC are guaranteed as to timely payment of principal and interest by FNMA and FHLMC, respectively, but are not backed by the full faith and credit of the United States Government.

          Although the underlying mortgage loans in a pool may have maturities of up to 30 years, the actual average life of the pool certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the pool certificates. Conversely, when interest rates are rising, the rate of prepayments tends to decrease, thereby lengthening the actual average life of the certificates. Accordingly, it is not possible to predict accurately the average life of a particular pool.

          COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). A CMO in which the Series may invest is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Like a bond, interest is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, FNMA or equivalent foreign entities.

          CMOs are structured into multiple classes, each bearing a different state maturity. Actual maturity and average life depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal and interest received from the pool of underlying mortgages, including prepayments, is first returned to the class having the earliest maturity date or highest seniority. Classes that have longer maturity dates or lower seniority will receive principal only after the higher classes have been retired.

          FOREIGN MORTGAGE-RELATED SECURITIES. Foreign mortgage-related securities are interests in pools of mortgage loans made to residential home buyers domiciled in a foreign country. These include mortgage loans made by trust and mortgage loan companies, credit unions, chartered banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations (e.g., Canada Mortgage and Housing Corporation and First Australian National Mortgage Acceptance Corporation Limited). The mechanics of these mortgage-related securities are generally the same as those issued in the United States. However, foreign mortgage markets may differ materially from the U.S. mortgage market with respect to matters such as the sizes of loan pools, prepayment experience, and maturities of loans.

FOREIGN INVESTMENTS

          Each Series other than the Value Series may invest in securities of foreign issuers that are not publicly traded in the United States. Each Series may also invest in depository receipts and the International Growth and International Fixed Income Series may invest in foreign currency and futures contracts.

          The United States government has from time to time imposed restrictions, through taxation or otherwise, on foreign investments by U.S. entities such as the Series. If such restrictions should be reinstituted, it might become necessary for the International Growth, and International Fixed Income Series to invest substantially all of their assets in United States securities. In such event, the Board of Trustees of the Trust would consider alternative arrangements, including reevaluation of the Series' investment objectives and policies, investment of all of the Series' assets in another investment company with different investment objectives and policies than the Series, or hiring an investment adviser to manage the Series' assets. However, a Series would adopt any revised investment objective and fundamental policies only after approval by the shareholders holding a majority (as defined in the Investment Company Act) of the shares of the Series.

          DEPOSITORY RECEIPTS. American Depository Receipts ("ADRs") may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in the United States dollars; the underlying security may be denominated in a foreign currency, although the underlying security may be subject to foreign government taxes which would reduce the yield on such securities.

          RISKS OF INVESTING IN FOREIGN SECURITIES. Investments in foreign securities involve certain inherent risks, including the following:

          POLITICAL AND ECONOMIC FACTORS. Individual foreign economies of certain countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Governments in certain foreign countries also continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could include restrictions on foreign investment, nationalization, expropriation of goods or imposition of taxes, and could have a significant effect on market prices of securities and payment of interest. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by the trade policies and economic conditions of their trading partners. Enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          CURRENCY FLUCTUATIONS. Each Series other than the Value Series may invest in securities denominated in foreign currencies. Accordingly, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of such Series' assets denominated in that currency. Such changes will also affect the Series' income. The value of the Series' assets may also be affected significantly by currency restrictions and exchange control regulations enacted from time to time.

          MARKET CHARACTERISTICS. The Investment Adviser expects that most foreign securities in which each Series (other than the Value Series) invests will be purchased in over-the-counter markets or on exchanges located in the countries in which the principal offices of the issuers of the various securities are located, if that is the best available market. Foreign exchanges and markets may be more volatile than those in the United States. While growing in volume, they usually have substantially less volume than U.S. markets, and the Series' portfolio securities may be less liquid and more volatile than U.S. Government securities. Moreover, settlement practices for transactions in foreign markets may differ from those in United States markets, and may include delays beyond periods customary in the United States. Foreign security trading practices, including those involving securities settlement where Series assets may be released prior to receipt of payment or securities, may expose the Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer.

          Transactions in options on securities, futures contracts, futures options and currency contracts may not be regulated as effectively on foreign exchanges as similar transactions in the United States, and may not involve clearing mechanisms and related guarantees. The value of such positions also could be adversely affected by the imposition of different exercise terms and procedures and margin requirements than in the United States. The value of a Series' positions may also be adversely impacted by delays in its ability to act upon economic events occurring in foreign markets during non-business hours in the United States.

          LEGAL AND REGULATORY MATTERS. Certain foreign countries may have less supervision of securities markets, brokers and issuers of securities, and less financial information available to issuers, than is available in the United States.

          TAXES. The interest payable on certain of the Series' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Series' shareholders. A shareholder otherwise subject to United States federal income taxes may, subject to certain limitations, be entitled to claim a credit or deduction of U.S. federal income tax purposes for his proportionate share of such foreign taxes paid by the Series.

          COSTS. To the extent that the Series invest in foreign securities, the expense ratios of the Series are likely to be higher than those of investment companies investing only in domestic securities, since the cost of investing in and maintaining the custody of foreign securities is higher.

          In considering whether to invest in the securities of a foreign company, the Investment Adviser (or Subadviser) considers such factors as the characteristics of the particular company, differences between economic trends and the performance of securities markets within the U.S. and those within other countries, and also factors relating to the general economic, governmental and social conditions of the country or countries where the company is located. The extent to which a Series (other than the International Growth and International Fixed Income Series) will be invested in foreign companies and countries and depository receipts will fluctuate from time to time within the limitations described in the Prospectus, depending on the Investment Adviser's (or Subadviser's) assessment of prevailing market, economic and other conditions.

OPTIONS ON SECURITIES AND SECURITIES INDICES

          PURCHASING PUT AND CALL OPTIONS. Each Series other than the Value Series is authorized to purchase covered "put" and "call" options with respect to securities which are otherwise eligible for purchase by the Series and with respect to various indices subject to certain restrictions. Such Series will engage in trading of such derivative securities exclusively for hedging purposes.

          If a Series purchases a put option, the Series acquires the right to sell the underlying security at a specified price at any time during the term of the option (for "American-style" options) or on the option expiration date (for "European-style" options).

For example, purchasing put options may be used as a portfolio investment strategy when the Investment Adviser perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If the Series is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, the Series may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, the Series will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put's strike price and the market price of the underlying security on the date the Series exercises the put, less transaction costs, will be the amount by which the Series will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put's strike price, the put will expire worthless, representing a loss of the price the Series paid for the put, plus transaction costs. If the price of the underlying security increases, the profit the Series realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

          If a Series purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. For example, a Series may purchase a call option on a security it intends to buy in the future, to seek to protect the Series against an increase in the price of the security. The Series will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge against an increase in the price of the underlying security and the price of the underlying security thereafter falls, the price of the security when purchased will be increased by the premium paid for the call option less any amount for which such option may be sold.

          Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a "closing sale transaction," which is accomplished by selling an option of the same series as the option previously purchased. The Series generally will purchase only those options for which the Investment Adviser (or Subadviser) believes there is an active secondary market to facilitate closing transactions.

          WRITING PUT AND CALL OPTIONS. The Core Growth, Emerging Growth, International Growth, and Diversified Income and International Fixed Income Series may write covered call options, and the Diversified Income Series may also write covered put options.

          A put option is "covered" if the Series holds cash or liquid high grade debt securities in a segregated account with the Custodian in an amount sufficient to acquire the security, or holds a put option on the same security or index with the same or a greater exercise price (or with a lesser price and with the balance maintained as cash or liquid high grade debt securities). The writer of a put option receives a premium and gives the purchaser the right to require the writer to buy the security underlying the option at the exercise price.

          A call option is "covered" if the Series owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period.

          If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

          Effecting a closing transaction in the case of a written put option will permit a Series to use the cash or other segregated collateral for other investment purposes or to write another put option on the underlying security with either a different exercise price, expiration date or both. Effecting a closing transaction in the case of a written call option will permit a Series to write another call option on the underlying security with either a different exercise price, expiration date, or both; in addition, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of the Series. If the Series desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

          A Series will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. A Series will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to the Series resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Series. Similarly, because increases in the market price of a put option will generally reflect decreases in the market price of the underlying security, any loss to a Series resulting from the repurchase of a put option is likely to be offset in whole or in part by the depreciation of the underlying security if it were to be purchased by the Series.

          INDEX OPTIONS. Each Series other than the Value and Diversified Income Series may also purchase put and call options with respect to the S&P 500 and other indices. Such options may be purchased as a hedge against changes resulting from market conditions in the values of securities which are held in a Series' portfolio or which it intends to purchase or sell, or when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Series.


          The distinctive characteristics of options on indices create certain risks that are not present with options generally. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Series will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of securities prices in the securities market generally rather than movements in the price of a particular security. Accordingly, successful use by a Series of options on an index would be subject to the Investment Adviser's (or Subadviser's) ability to predict correctly movements in the direction of the market generally. This requires different skills and techniques than predicting changes in the price of individual securities.

          Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading of index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this were to occur, the Series would not be able to close out options which it had purchased, and if restrictions on exercise were imposed, the Series might be unable to exercise an option it holds, which could result in substantial losses to the Series. It is the policy of the Series to purchase put or call options only with respect to an index which the Investment Adviser (or Subadviser) believes includes a sufficient number of securities to minimize the likelihood of a trading halt in the index.

          RISKS OF TRANSACTIONS IN OPTIONS. There are several risks associated with transactions in options on securities and indices. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

          A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Series may enter into options transactions may be limited by the Internal Revenue Code requirements for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

          In addition, when trading options on foreign exchanges, many of the protections afforded to participants in United States option exchanges will not be available. For example, there may be no daily price fluctuation limits in such exchanges or markets, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, a

Series as an option writer could lose amounts substantially in excess of its initial investment, due to the margin and collateral requirements typically associated with such option writing. See "Dealer Options" below.

          DEALER OPTIONS. The Core Growth, Emerging Growth, International Growth, and Diversified Income and International Fixed Income Series will engage in transactions involving dealer options as well as exchange-traded options. Certain risks are specific to dealer options. While the Series might look to a clearing corporation to exercise exchange-traded options, if a Series were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Series as well as loss of the expected benefit of the transaction.

          Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Series may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Series writes a dealer option, the Series may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Series originally wrote the option. While the Series will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Series, there can be no assurance that the Series will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Series, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Series may be unable to liquidate a dealer option. With respect to options written by the Series, the inability to enter into a closing transaction may result in material losses to the Series. For example, since the Series must maintain a secured position with respect to any call option on a security it writes, the Series may not sell the assets which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Series' ability to sell portfolio securities at a time when such sale might be advantageous.

          The Staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased dealer options are illiquid securities. A Series may treat the cover used for written dealer options as liquid if the dealer agrees that the Series may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Series will treat dealer options as subject to the Series' limitation on unmarketable securities. If the Commission changes its position on the liquidity of dealer options, the Series will change its treatment of such instruments accordingly.

FOREIGN CURRENCY OPTIONS

          The International Growth and Diversified Income and International Fixed Income Series may buy or sell put and call options on foreign currencies. A put or call option on a foreign currency gives the purchaser of the option the right to sell or purchase a foreign currency at the exercise price until the option expires. The Series will use foreign currency options separately or in combination to control currency volatility. Among the strategies employed to control currency volatility is an option collar. An option collar involves the purchase of a put option and the simultaneous sale of call option on the same currency with the same expiration date but with different exercise (or "strike") prices. Generally, the put option will have an out-of-the-money strike price, while the call option will have either an at-the-money strike price or an in-the-money strike price. Foreign currency options are derivative instruments. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Series to reduce foreign currency risk using such options.

          As with other kinds of option transactions, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. A Series could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Series' position, the Series may forfeit the entire amount of the premium plus related transaction costs.

FORWARD CURRENCY CONTRACTS

          The International Growth and Diversified Income and International Fixed Income Series may enter into forward currency contracts in anticipation of changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fix number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Series might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency.

FUTURES CONTRACTS AND RELATED OPTIONS

          Each Series may invest in futures contracts and options on futures contracts as a hedge against changes in market conditions or interest rates.
The Series will trade in such derivative instruments for bona fide hedging purposes and otherwise in accordance with the rules of the Commodity Futures Trading Commission ("CFTC"). Each Series will segregate liquid assets in a separate account with its Custodian when required to do so by CFTC guidelines in order to cover its obligation in connection with futures and options transactions.

          STOCK INDEX FUTURES CONTRACTS. The Core Growth, Emerging Growth, Value, and International Growth Series may invest in futures contracts on stock indices (the Value Series is limited to futures contracts on the S&P 500 Stock Price Index). Currently, stock index futures contracts can be purchased or sold with respect to the S&P 500 Stock Price Index on the Chicago Mercantile Exchange, the Major Market Index on the Chicago Board of Trade, the New York Stock Exchange Composite Index on the New York Futures Exchange and the Value Line Stock Index on the Kansas City Board of Trade. Foreign financial and stock index futures are traded on foreign exchanges including the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

          No price is paid or received by a Series upon the purchase or sale of a futures contract. When it enters into a domestic futures contract, the Series will be required to deposit in a segregated account with its Custodian an amount of cash or U.S. Treasury bills equal to approximately 5% of the contract amount. This amount is known as initial margin. The margin requirements for foreign futures contracts may be different.

          The nature of initial margin in futures transactions is different from that of margin in securities transactions. Futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments (called variation margin) to and from the broker will be made on a daily basis as the price of the underlying stock index fluctuates, to reflect movements in the price of the contract making the long and short positions in the futures contract more or less valuable. For example, when the Series has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value and the Series will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Series has purchased a stock index futures contract and the price of the underlying stock index has declined, the position will be less valuable and the Series will be required to make a variation margin payment to the broker.

          At any time prior to expiration of a futures contract, the Series may elect to close the position by taking an opposite position, which will operate to terminate the Series' position in the futures contract. A final determination of variation margin is made on closing the position. Additional cash is paid by or released to the Series, which realizes a loss or a gain.

          INTEREST RATE OR FINANCIAL FUTURES CONTRACTS. The International Growth and International Fixed Income Series may invest in interest rate or financial futures contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have generally tended to move in the aggregate in concert with cash market prices, and the prices have maintained fairly predictable relationships.

          The sale of an interest rate or financial futures sale by a Series would create an obligation by the Series, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchased by a Series would create an obligation by the Series, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

          Although interest rate or financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without delivery of securities. Closing out of a futures contract sale is effected by the Series' entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Series is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Series pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Series' entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Series realizes a gain, and if the purchase price exceeds the offsetting sale price, the Series realizes a loss.

          The Series deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. Domestic interest rate futures contracts are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A public market now exists in domestic futures contracts covering various financial instruments including long-term United States Treasury bonds and notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury bills; and 90-day commercial paper. A Series may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments. International interest rate futures contracts are traded on the London International Financial Futures Exchange, the Singapore International Monetary Exchange, the Sydney Futures Exchange Limited and the Tokyo Stock Exchange.

          FOREIGN CURRENCY FUTURES CONTRACTS. The International Growth and Diversified Income and International Fixed Income Series may use foreign currency futures contracts for hedging purposes. A foreign currency futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a foreign currency at a specified price and time. A public market exists in futures contracts covering several foreign currencies, including the Australian dollar, the Canadian dollar, the British pound, the German mark, the Japanese yen, the Swiss franc, and certain multinational currencies such as the European Currency Unit ("ECU"). Other foreign currency futures contracts are likely to be developed and traded in the future. The Series will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

          RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks related to the use of futures as a hedging device. One risk arises because of the imperfect correlation between movements in the price of the futures contract and movements in the price of the securities which are the subject of the hedge. The price of the future may move more or less than the price of the securities being hedged. If the price of the future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective, but if the price of the securities being hedged has moved in an unfavorable direction, a Series would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the future. If the price of the future moves more than the price of the hedged securities, the Series will experience either a loss or a gain on the future which will not be completely offset by movements in the price of the securities which are subject to the hedge.

          To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of the futures contract, a Series may buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility over such time period of the future. Conversely, the Series may buy or sell fewer futures contracts if the historical volatility of the price of the securities being hedged is less than the historical volatility of the futures contract being used. It is possible that, when the Series has sold futures to hedge its portfolio against a decline in the market, the market may advance while the value of securities held in the Series' portfolio may decline. If this occurs, the Series will lose money on the future and also experience a decline in value in its portfolio securities. However, the Investment Adviser believes that over time the value of a diversified portfolio will tend to move in the same direction as the market indices upon which the futures are based.

          Where futures are purchased to hedge against a possible increase in the price of securities before a Series is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline instead. If the Series then decides not to invest in securities or options at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the securities being hedged, the price of futures may not correlate perfectly with movement in the stock index or cash market due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the index or cash market and futures markets. In addition, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. As a result of price distortions in the futures market and the imperfect correlation between movements in the cash market and the price of securities and movements in the price of futures, a correct forecast of general trends by the Investment Adviser (or Subadviser) may still not result in a successful hedging transaction over a very short time frame.

          Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Series intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position, and in the event of adverse price movements, the Series would continue to be required to make daily cash payments of variation margin. When futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

          Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of futures contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

          Successful use of futures by a Series is also subject to the Investment Adviser's (or Subadviser's) ability to predict correctly movements in the direction of the market. For example, if the Series has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increase instead, the Series will lose part or all of the benefit of the increased value of the stocks which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Series has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Series may have to sell securities at a time when it may be disadvantageous to do so.

          In the event of the bankruptcy of a broker through which a Series engages in transactions in futures contracts or options, the Series could experience delays and losses in liquidating open positions purchased or sold through the broker, and incur a loss of all or part of its margin deposits with the broker.

          OPTIONS ON FUTURES CONTRACTS. Each Series may purchase options on the futures contracts it can purchase or sell, as described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder or writer of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. There is no guarantee that such closing transactions can be effected.

          Investments in futures options involve some of the same considerations as investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contracts. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Series because the maximum amount at risk is limited to the premium paid for the options (plus transaction costs).

          RESTRICTIONS ON THE USE OF FUTURES CONTRACTS AND RELATED OPTIONS. Except as otherwise described in the Trust's prospectus, a Series will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of securities held in the Series' portfolio or which it intends to purchase and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Series. A Series may not purchase or sell futures or purchase related options if, immediately thereafter, more than 25% of its net assets would be hedged. A Series also may not purchase or sell futures or purchase related options if, immediately thereafter, the sum of the amount of margin deposits on the Series' existing futures positions and premiums paid for such options would exceed 5% of the market value of the Series' net assets.

          Upon the purchase of futures contracts by a Series, an amount of cash and cash equivalents, equal to the market value of the futures contracts, will be deposited in a segregated account with the Custodian or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged.

          These restrictions, which are derived from current federal and state regulations regarding the use of options and futures by mutual funds, are not "fundamental restrictions" and may be changed by the Trustees if applicable law permits such a change and the change is consistent with the overall investment objective and policies of the Series.

          The extent to which a Series may enter into futures and options transactions may be limited by the Internal Revenue Code requirements for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

INTEREST RATE AND CURRENCY SWAPS

          INTEREST RATE SWAPS. An interest rate swap is a contract between two entities ("counterparties") to exchange interest payments (of the same currency) between the parties. In the most common interest rate swap structure, one counterparty agrees to make floating rate payments to the other counterparty, which in turn makes fixed rate payments to the first counterparty. Interest payments are determined by applying the respective interest rates to an agreed upon amount, referred to as the "notional principal amount." In most such transactions, the floating rate payments are tied to the London Interbank Offered Rate, which is the offered rate for short-term Eurodollar deposits between major international banks. As there is no exchange of principal amounts, an interest rate swap is not an investment or a borrowing.

          CROSS CURRENCY SWAPS. A cross-currency swap is a contract between two counterparties to exchange interest and principal payments in different currencies. A cross-currency swap normally has an exchange of principal at maturity (the final exchange); an exchange of principal at the start of the swap (the initial exchange) is optional. An initial exchange of notional principal amounts at the spot exchange rate serves the same function as a spot transaction in the foreign exchange market (for a future transfer of foreign exchange risk). The currency swap market convention is to use the spot rate rather than the forward rate for the exchange at maturity. The economic difference is realized through the coupon exchanges over the life of the swap. In contrast to single currency interest rate swaps, cross-currency swaps involve both interest rate risk and foreign exchange risk.

          SWAP OPTIONS. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise change an existing swap agreement, at some designated future time on specified terms. It is different from a forward swap, which is a commitment to enter into a swap that starts at some future date with specified rates. A swap option may be structured European-style (exercisable on the pre-specified date) or American-style (exercisable during a designated period). The right pursuant to a swap option must be exercised by the right holder. The buyer of the right to receive fixed pursuant to a swap option is said to own a call.

          CAPS AND FLOORS. An interest rate cap is a right to receive periodic cash payments over the life of the cap equal to the difference between any higher actual level of interest rates in the future and a specified strike (or "cap") level. The cap buyer purchases protection for a floating rate move above the strike. An interest rate floor is the right to receive periodic cash payments over the life of the floor equal to the difference between any lower actual level of interest rates in the future and a specified strike (or "floor") level. The floor buyer purchases protection for a floating rate move below the strike. The strikes are typically based on the three-month LIBOR (although other indices are available) and are measured quarterly. Rights arising pursuant to both caps and floors are exercised automatically if the strike is in the money. Caps and floors eliminate the risk that the buyer fails to exercise an in-the-money option.

          RISKS ASSOCIATED WITH SWAPS. The risks associated with interest rate and currency swaps and interest rate caps and floors are similar to those described above with respect to dealer options. In connection with such transactions, a Series relies on the other party to the transaction to perform its obligations pursuant to the underlying agreement. If there were a default by the other party to the transaction, the Series would have contractual remedies pursuant to the agreement, but could incur delays in obtaining the expected benefit of the transaction or loss of such benefit. In the event of insolvency of the other party, the Series might be unable to obtain its expected benefit. In addition, while the Series will seek to enter into such transactions only with parties which are capable of entering into closing transactions with the Series, there can be no assurance that a Series will be able to close out such a transaction with the other party, or obtain an offsetting position with any other party, at any time prior to the end of the term of the underlying agreement. This may impair a Series' ability to enter into other transactions at a time when doing so might be advantageous.

REPURCHASE AGREEMENTS

          Each Series may enter into repurchase agreements with respect to its portfolio securities. Pursuant to such agreements, the Series acquires securities from financial institutions such as banks and broker-dealers as are deemed to be creditworthy by the Investment Adviser or Subadviser, subject to the seller's agreement to repurchase and the Series' agreement to resell such securities at a mutually agreed upon date and price.

The repurchase price generally equals the price paid by the Series plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio security). Securities subject to repurchase agreements will be held by the Custodian or in the Federal Reserve/Treasury Book-Entry System or an equivalent foreign system. The seller under a repurchase agreement will be required to maintain the value of the underlying securities at not less than 102% of the repurchase price under the agreement. If the seller defaults on its repurchase obligation, the Series holding the repurchase agreement will suffer a loss to the extent that the proceeds from a sale of the underlying securities is less than the repurchase price under the agreement. Bankruptcy or insolvency of such a defaulting seller may cause the Series' rights with respect to such securities to be delayed or limited. Repurchase agreements are considered to be loans under the Investment Company Act.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS

          Each of the Series may purchase securities on a "when-issued," forward commitment or delayed settlement basis. In this event, the Custodian will set aside cash or liquid portfolio securities equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Series may be required subsequently to place additional assets in the separate account in order to assure that the value of the account remains equal to the amount of the Series' commitment. It may be expected that the Series' net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

          The Series do not intend to engage in these transactions for speculative purposes but only in furtherance of their investment objectives. Because a Series will set aside cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, the Series' liquidity and the ability of the Investment Adviser to manage it may be affected in the event the Series' forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

          A Series will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Series may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Series on the settlement date. In these cases the Series may realize a taxable capital gain or loss. When a Series engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in a Series' incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

          The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of a Series starting on the day the Series agrees to purchase the securities. A Series does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date.

BORROWING

          Each of the Series is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions in amounts up to 20% of the value of its total assets at the time of such borrowings. The use of borrowing by a Series involves special risk considerations that may not be associated with other funds having similar objectives and policies. Since substantially all of a Series' assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Series' agreement with its lender, the asset value per share of the Series will tend to increase more when its portfolio securities increase in value and to decrease more when its portfolio assets decrease in value than would otherwise be the case if the Series did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, the Series might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

LENDING SERIES SECURITIES

          Each of the Series may lend its portfolio securities in an amount not exceeding 30% of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Series if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to the Series. Any loan might be secured by any one or more of the three types of collateral. The terms of the Series' loans must permit the Series to reacquire loaned securities on five days' notice or in time to vote on any serious matter and must meet certain tests under the Internal Revenue Code.

SHORT SALES

          The Investment Adviser's growth equity management approach is aimed principally at identifying equity securities the earnings and prices of which it expects to grow at a rate above that of the S&P 500. However, the Investment Adviser believes that its approach also identifies securities the prices of which can be expected to decline. Therefore, the Core Growth, Emerging Growth and International Growth Series are authorized to make short sales of securities they own or have the right to acquire at no added cost through conversion or exchange of other securities they own (referred to as short sales "against the box") and to make short sales of securities which they do not own or have the right to acquire.

          In a short sale that is not "against the box," a Series sells a security which it does not own, in anticipation of a decline in the market value of the security. To complete the sale, the Series must borrow the security generally from the broker through which the short sale is made) in order to make delivery to the buyer. The Series is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The Series is said to have a "short position" in the securities sold until it delivers them to the broker. The period during which the Series has a short position can range from one day to more than a year. Until the security is replaced, the proceeds of the short sale are retained by the broker, and the Series is required to pay to the broker a negotiated portion of any dividends or interest which accrue during the period of the loan. To meet current margin requirements, the Series is also required to deposit with the broker additional cash or securities so that the total deposit with the broker is maintained daily at 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money).

          Short sales by a Series that are not made "against the box" create opportunities to increase the Series' return but, at the same time, involve specific risk considerations and may be considered a speculative technique. Since the Series in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Series' net asset value per share will tend to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Series may be required to pay in connection with the short sale. Furthermore, under adverse market conditions the Series might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.

          If a Series makes a short sale "against the box," the Series would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, a Series will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Series can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Series, because the Series might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

          A Series' decision to make a short sale "against the box" may be a technique to hedge against market risks when the Investment Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Series or a security convertible into or exchangeable for such security. In such case, any future losses in the Series' long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Series owns, either directly or indirectly, and, in the case where the Series owns convertible securities, changes in the investment values or conversion premiums of such securities.

          The extent to which a Series may enter into short sales transactions may be limited by the Internal Revenue Code requirements for qualification as a regulated investment company. See "Taxes."

ILLIQUID SECURITIES

          No Series may invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Investment Adviser (or Subadviser) will monitor the amount of illiquid securities in each Series' portfolio, under the supervision of the Board of Trustees, to ensure compliance with the Series' investment restrictions.

          Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Series might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption within seven days. The Series might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

INVESTMENT TECHNIQUES AND PROCESSES

          The Investment Adviser's investment techniques and processes, which it has used in managing institutional portfolios for many years, are described generally in the Series' prospectuses under "Investment Objectives and Policies -- Investment Techniques and Processes." In making decisions with respect to equity securities for the Series, growth over time is the Investment Adviser's underlying goal and it's how they have built their reputation. Over the past ten years, the Investment Adviser has built a record as one of the finest performing investment managers in the United States. It has successfully delivered growth over time to many institutional investors, pension plans, foundations, endowments and high net worth individuals. The Investment Adviser's methods have proven their ability to achieve growth over time through a variety of investment vehicles.

          The Investment Adviser emphasizes growth over time through investment in securities of companies with earnings growth potential. The Investment Adviser's style is a "bottom-up" growth approach that focuses on the growth prospects of individual companies rather than on economic trends. It builds portfolios stock by stock. The Investment Adviser's decision-making is guided by three critical questions: Is there a positive change? Is it sustainable? Is it timely? The Investment Adviser uses these three factors because it focuses on discovering positive developments when they first show up in an issuer's earnings, but before they are fully reflected in the price of the issuer's securities. The Investment Adviser is always looking for companies that are driving change and surpassing analysts' expectations. It seeks to identify companies poised for rapid growth. The Investment Adviser focuses on recognizing successful companies, regardless of their capitalization or whether they are domestic or foreign companies.

          As indicated in the Prospectus, the Investment Adviser's techniques and processes include relationships with an extensive network of brokerage research firms located throughout the United States. These analysts are often located in the same geographic regions as the companies they follow, have followed those companies for a number of years, and have developed excellent sources of information about them. The Investment Adviser does not employ in-house analysts other than the personnel actually engaged in managing investments for the Series and the Investment Adviser's other clients. However, information obtained from a brokerage research firm is confirmed with other research sources or the Investment Adviser's computer-assisted quantitative analysis (including "real time" pricing data) of a substantial universe of potential investments.

          As indicated in the Prospectus, the equity investments of a Series are diversified. The equity securities of each issuer that are included in the investment portfolio of a Series are purchased by the Investment Adviser in approximately equal amounts, and the Investment Adviser attempts to stay fully invested within the applicable percentage limitations set forth in the prospectus. In addition, for each issuer whose securities are added to an investment portfolio, the Investment Adviser sells the securities of one of the issuers currently included in the portfolio.

          The Subadviser was among the first investment management firms created to focus exclusively on the global fixed income markets. Since the firm was founded in 1984, it has achieved exceptional performance results for its institutional clients using its relative value analysis approach. This top down approach focuses on active country/currency allocation in liquid markets and is based upon an understanding of longer term financial and economic trends and their implications for the interactions between interest rates and exchange rates. The Subadviser believes that, over time, "healthy countries" produce the highest bond and currency returns. It defines healthy countries as those with sound finances relative to other countries. The Subadviser pays particular attention to fiscal policy, savings rates and monetary growth as well as the credibility of monetary authorities in determining the relative health of a given country.


                             INVESTMENT RESTRICTIONS

          The Trust has adopted the following fundamental policies that cannot be changed without the affirmative vote of a majority of the outstanding shares of the appropriate Series (as defined in the Investment Company Act). All percentage limitations set forth below apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations will not require elimination of any security from the relevant portfolio.

No Series:

          1. May invest in securities of any one issuer if more than 5% of the market value of its total assets would be invested in the securities of such issuer, except that up to 25% of a Series' total assets (50% in the case of the International Fixed Income Series) may be invested without regard to this restriction and a Series will be permitted to invest all or a portion of its assets in a diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Series. This restriction also does not apply to investments by a Series in securities of other investment companies or securities of the U.S. Government or any of its agencies and instrumentalities (or, in the case of the International Fixed Income Series, securities of foreign governments).

          2. May purchase more than 10% of the outstanding voting securities, or of any class of securities, of any one issuer, or purchase the securities of any issuer for the purpose of exercising control or management, except that a Series will be permitted to invest all or a portion of its assets in a diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Series.

          3. May invest 25% or more of the market value of its total assets in the securities of issuers in any one particular industry, except that a Series will be permitted to invest all or a portion of its assets in a diversified, open-end management investment company with substantially the same investment objective, policies and restrictions as the Series. This restriction does not apply to investments by a Series in securities of the U.S. Government or its agencies and instrumentalities (or, in the case of the International Fixed Income Series, in securities of foreign governments).

          4. May purchase or sell real estate. However, a Series may invest in securities secured by, or issued by companies that invest in, real estate or interests in real estate.

          5. May make loans of money, except that a Series may purchase publicly distributed debt instruments and certificates of deposit and enter into repurchase agreements. Each Series reserves the authority to make loans of its portfolio securities in an aggregate amount not exceeding 30% of the value of its total assets.

          6. May borrow money on a secured or unsecured basis, except for temporary, extraordinary or emergency purposes or for the clearance of transactions in amounts not exceeding 20% of the value of its total assets at the time of the borrowing, provided that, pursuant to the Investment Company Act, borrowings will only be made from banks and will be made only to the extent that the value of the Series' total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If such asset coverage of 300% is not maintained, the Series will take prompt action to reduce its borrowings as required by applicable law.

          7. May pledge or in any way transfer as security for indebtedness any securities owned or held by it, except to secure indebtedness permitted by restriction 6 above. This restriction shall not prohibit the Series from engaging in options, futures and foreign currency transactions.

          8. May underwrite securities of other issuers, except insofar as it may be deemed an underwriter under the Securities Act in selling portfolio securities.

          9. May invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid.

          10. May purchase securities on margin, except for initial and variation margin on options and futures contracts, and except that a Series may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities.

          11. May engage in short sales (other than the Core Growth Series, International Growth and Small Company Growth Series), except that a Series may use such short-term credits as are necessary for the clearance of transactions. This restriction does not prohibit the Series from engaging in hedging transactions in futures and currencies.

          12.  May invest in securities of other investment companies, except
(a) that a Series may invest all or a portion of its assets in a diversified, open-end management investment company with the same investment objective policies and restrictions as the Series; (b) in compliance with the Investment Company Act and applicable state laws, or (c) as part of a merger, consolidation, acquisition or reorganization involving the Series.

          13. May issue senior securities, except that a Series may borrow money as permitted by restrictions 6 and 7 above. This restriction shall not prohibit the Series from engaging in short sales, options, futures and foreign currency transactions.

          14. May enter into transactions for the purpose of arbitrage, or invest in commodities and commodities contracts, except that a Series may invest in stock index, currency and financial futures contracts and related options in accordance with any rules of the Commodity Futures Trading Commission.

          15. May purchase or write options on securities, except for hedging purposes and then only if (i) aggregate premiums on call options purchased by a Series do not exceed 5% of its net assets, (ii) aggregate premiums on put options purchased by a Series do not exceed 5% of its net assets, (iii) not more than 25% of a Series' net assets would be hedged, and (iv) not more than 25% of a Series' net assets are used as cover for options written by the Series.

OPERATING RESTRICTIONS

          As a matter of operating (not fundamental) policy adopted by the Boards of Trustees of the Trust, no Series:

          1. May invest in securities of any one issuer except in compliance with the diversification requirements for insurance products established by section 817(h) of the Internal Revenue Code of 1986.

          2. May lend any securities from its portfolio unless the value of the collateral received therefor is continuously maintained in an amount not less than 100% of the value of the loaned securities by marking to market daily.

          3. May invest in warrants, valued at the lower of cost or market, in excess of 5% of the market value of the Series' net assets.


                         PRINCIPAL HOLDERS OF SECURITIES

          As of _________, 1996, all of the outstanding shares of the Series are held by the Investment Adviser.


                         TRUSTEES AND PRINCIPAL OFFICERS

TRUST

          The names and addresses of the Trustees and principal officers of the Trust, including their positions and principal occupations during the past five years, are shown below. Trustees whose names are followed by an asterisk are "interested persons" of the Trust (as defined by the Investment Company Act). Unless otherwise indicated, the address of each Trustee and officer is 600 West Broadway, 30th Floor, San Diego, California 92101.

          ARTHUR E. NICHOLAS, TRUSTEE AND CHAIRMAN OF THE BOARD OF TRUSTEES.*/ Managing Partner and Chief Investment Officer, Nicholas-Applegate Capital Management, since 1984. Director and Chairman of the Board of Directors of Nicholas-Applegate Fund, Inc., a registered open-end investment company (since
1987); Trustee and Chairman of the Board of Trustees of Nicholas-Applegate Mutual Funds and Nicholas-Applegate Investment Trust, registered open-end investment companies (since June 1993).


          FRED C. APPLEGATE, TRUSTEE. 885 La Jolla Corona Court, La Jolla, California. President, Hightower Management Co., a financial management firm (since January 1992); formerly President, Nicholas-Applegate Capital Management (from August 1984 to December 1991). Director, Nicholas-Applegate Fund, Inc. (since 1987); Trustee, Nicholas-Applegate Mutual Funds (since 1993).



          THEODORE J. COBURN, TRUSTEE. 17 Cotswold Road, Brookline, Massachusetts. Partner, Brown Coburn & Co., an investment banking firm (since
1991), and student, Harvard Divinity School and Harvard Graduate School of Education (since September 1991); Trustee, Nicholas-Applegate Investment Trust (since 1993); Director, Nicholas-Applegate Fund, Inc. (since 1987); Emerging Germany Fund (since 1991), Premiere Radio Networks, Inc. (since 1991), Sage Analytics International (since 1991), Tonight's Feature Ltd. (since 1995). Formerly Managing Director of Global Equity Transactions Group, and member of the Board of Directors, Prudential Securities (from 1986 to June 1991).



          DARLENE DEREMER, TRUSTEE.* 155 South Street, Wrentham, Massachusetts. President and Founder, DeRemer Associates, a marketing consultant for the financial services industry (since 1987); formerly Vice President and Director, Asset Management Division, State Street Bank and Trust Company (from 1982 to
1987), and Vice President, T. Rowe Price & Associates (1979 to 1982); Trustee, Nicholas-Applegate Investment Trust (since 1993). Director, Jurika & Voyls Fund Group (since 1994) and

King's Wood Montessori School (since 1995); Member of Advisory Board, Financial Women's Association (since 1995). DeRemer Associates received $_________ in 1995 and $54,247 in 1994 from the Investment Adviser as compensation for consulting services provided in connection with its institutional business.



          ARTHUR B. LAFFER, TRUSTEE. 4275 Executive Square, #330, la Jolla, California. Chairman, A.B. Laffer, V.A. Canto Associates, an economic consulting firm (since 1979); Chairman. Laffer Advisors Incorporated, economic consultants (since 1981); Director, Nicholas-Applegate Fund, Inc. (since 1987); Trustee, Nicholas-Applegate Mutual Funds (since 1993); Director, U.S. Filter Corporation (since March 1991) and MasTec, Inc. (construction) (since 1994); Chairman, Calport Asset Management, Inc. (since 1992); formerly Distinguished University Professor and Director, Pepperdine University (from September 1985 to May 1988) and Professor of Business Economics, University of Southern California (1976 to 1984). A.B. Laffer, V.A. Canto & Associates received $_______ in 1995 and $100,000 in 1994 from the Investment Adviser as compensation for consulting services provided from time to time to the Investment Adviser.



          JOHN D. WYLIE, PRESIDENT. Partner (since _______), Chief Investment Officer - Retail (since December 1995), and Portfolio Manager (since January
1990), Nicholas-Applegate Capital Management; President, Nicholas-Applegate Mutual Funds and Nicholas-Applegate Investment Trust (since December 1995)


          THOMAS PINDELSKI, CHIEF FINANCIAL OFFICER.  Partner (since January
1996) and Chief Financial Officer, Nicholas-Applegate Capital Management (since January 1993); Chief Financial Officer, Nicholas-Applegate Securities (since January 1993), Nicholas-Applegate Mutual Funds and Nicholas-Applegate Investment Trust (since 1993); formerly Chief Financial Officer, Aurora Capital Partners/WSGP Partners L.P., an investment partnership (from November 1988 to January 1993); and Vice President and Controller, Security Pacific Merchant Banking Group (from November 1986 to November 1988).

          E. BLAKE MOORE, JR., SECRETARY. General Counsel and Secretary, Nicholas-Applegate Capital Management and Nicholas-Applegate Securities (since
1993); Secretary, Nicholas-Applegate Mutual Funds and Nicholas-Applegate Investment Trust (since _____________, 1995); formerly Attorney, Luce, Forward, Hamilton & Scripps (from 1989 to 1993).

          The following table sets forth the estimated aggregate compensation to be paid by the Trust for the fiscal year ended July 30, 1996 to the Trustees who are not affiliated with the Investment Adviser or SubAdviser and the estimated aggregate compensation to be paid to such Trustees for such fiscal year for service on the Trust's board and all other funds in the "Trust complex" (as defined in Schedule 14A under the Securities Exchange Act of 1934):



                                   Pension or
                                   Retirement                    Total
                                   Benefits       Estimated      Compensation
                    Aggregate      Accrued as     Annual         from Trust and
                    Compensation   Part of Trust  Benefits Upon  Trust Complex
Name                from Trust     Expenses       Retirement     Paid to Trustee
--------------------------------------------------------------------------------
Fred C.             $16,000        None           N/A            $     (38*)
Applegate

Theodore J.         16,000         None           N/A                  (13*)
Coburn

Darlene             16,000         None           N/A                  (12*)
DeRemer

Arthur B.  Laffer   16,000         None           N/A                  (38*)

* Indicates number of funds in Trust complex, including the Series.



                               INVESTMENT ADVISER

          The Investment Adviser to the Trust is Nicholas-Applegate Capital Management, a California limited partnership, with its principal executive office at 600 West Broadway, 30th Floor, San Diego, California 92101. The Investment Adviser was organized in August 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible into or exercisable for publicly traded equity securities, with the goal of capital appreciation. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., a California limited partnership of which the general partner is Nicholas-Applegate Capital Management Holdings, Inc., a California corporation owned by Mr. Nicholas. The Investment Adviser currently has fifteen partners (including Mr. Nicholas) who manage a staff of approximately 300 employees, including 28 portfolio managers.

          Under the Investment Advisory Agreement between the Trust and the Investment Adviser with respect to the Series, the Trust retains the Investment Adviser to manage the Series' investment portfolios, subject to the direction of the Trust's Board of Trustees. The Investment Adviser is authorized to determine which securities are to be bought or sold by the Series and in what amounts.

          The Investment Advisory Agreement provides that the Investment Adviser will not be liable for any error of judgment or for any loss suffered by a Series or the Trust in connection with the matters to which the Investment Advisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Investment Adviser's reckless disregard of its duties and obligations under the Investment Advisory Agreement. The Trust has agreed to indemnify the Investment Adviser against liabilities, costs and expenses that the Investment Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Investment Adviser in connection with the performance of its duties or obligations under the Investment Advisory Agreement or otherwise as an investment adviser of the Trust. The Investment Adviser is not entitled to indemnification with respect to any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or of its reckless disregard of its duties and obligations under the Investment Advisory Agreement.

          The Investment Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act). The Investment Advisory Agreement may be terminated with respect to any Series by the Trust (by the Board of Trustees or vote of a majority of the outstanding voting securities of the Series, as defined in the Investment Company Act) or the Investment Adviser upon not more than 60 days' written notice, without payment of any penalty. The Investment Advisory Agreement provides that it will continue in effect with respect to each Series for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.

SUB-ADVISER

          The Investment Adviser has retained the services of Rogge Global Partners, plc (the "Sub-Adviser") to serve as a sub-adviser to the Global Series. The Sub-Adviser, a an English public limited corporation, with offices at 5-6 St. Andrews Hill, London, England, has been in the investment advisory business since 1984. It provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions and individuals.

          Pursuant to a Sub-Advisory Agreement among the Trust, the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides investment advice to the International Fixed Income Series and manages its investments, including brokerage and other investment portfolio-related services, subject to the policies and control of the Investment Adviser and the Trust's Board of Trustees. Payment for the services of the Sub-Adviser is made by the Investment Adviser and is not a separate expense of the Trust with respect to the International Fixed Income Series. The Sub-Adviser is compensated at the annual rate of 0.50% of the International Fixed Income Series' average daily net assets.

          The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Sub-Advisory Agreement relates, except for liability resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the Sub-Adviser's reckless disregard of its duties and obligations under the Sub-Advisory Agreement. The Trust and Investment Adviser have agreed to indemnify the Sub-Adviser against liabilities, costs and expenses that the Sub-Adviser may incur in connection with any action, suit, investigation or other proceeding arising out of or otherwise based on any action actually or allegedly taken or omitted to be taken by the Sub-Adviser in connection with the performance of its duties or obligations under the

Sub-Advisory Agreement or otherwise as sub-adviser to the Trust with respect to the International Fixed Income Series. The Sub-Adviser is not entitled to indemnification with respect to any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its duties and obligations under the Sub-Advisory Agreement.

          The Sub-Advisory Agreement provides that it will terminate in the event of its assignment (as defined in the Investment Company Act). The Sub-Advisory Agreement may be terminated by the Investment Adviser or the Trust (by the Board of Trustees of the Trust or vote of a majority of the outstanding voting securities of the Master Trust, as defined in the Investment Company Act) or the Subadviser upon 60 days' written notice, without payment of any penalty. The Sub-Advisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


                                  ADMINISTRATOR

          The Administrator of the Trust is Investment Company Administration Corporation, 4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018.

          Pursuant to an Administration Agreement with the Trust, the Administrator is responsible for performing all administrative services required for the daily business operations of the Trust, subject to the supervision of the Board of Trustees of the Trust. The Administrator has no supervisory responsibility over the investment operations of the Series. The management or administrative services of the Administrator for the Trust are not exclusive under the terms of the Administration Agreement and the Administrator is free to, and does, render management and administrative services to others.

          For its services, the Administrator receives under the Administration Agreement an annual fee of .05% of the first $250 million of the Trust's average net assets, .03% of the next $250 million, and .02% of average net assets in excess of $500 million, with a minimum annual fee of $25,000 per Series. Such fee will be allocated among the Series based on relative net asset values. In connection with its management of the corporate affairs of the Trust, the Administrator pays the salaries and expenses of all its personnel and pays all expenses incurred in connection with managing the ordinary course of the business of the Trust, other than expenses assumed by the Trust as described below.

          Under the terms of the Administration Agreement, the Trust is responsible for the payment of the following expenses: (a) the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of their assets, (b) the fees and expenses of Trustees and officers of the Trust who are not affiliated with the Administrator or the Investment Adviser, (c) out-of-pocket travel expenses for the officers and Trustees of the Trust and other expenses of Board of Trustees' meetings, (d) the fees and certain expenses of the Custodian, (e) the fees and expenses of the Transfer and Dividend Disbursing Agent that relate to the maintenance of each shareholder account, (f) the charges and expenses of the Trust's legal counsel and independent accountants, (g) brokerage commissions and any issue or transfer taxes chargeable to Trustees and officers of the Trust in connection with securities transactions, (h) all taxes and corporate fees payable by the Trust to federal, state and other governmental agencies, (i) the fees of any trade association of which the Trust may be a member, (j) the cost of maintaining the Trust's existence, taxes and interest,
(k) the cost of fidelity and liability insurance, (l) the fees and expenses involved in registering and maintaining the registration of the Trust and of its shares under securities laws, including the preparation and printing of the Trust's registration statement, prospectuses and statements of additional information, (m) allocable communication expenses with respect to investor services and all expenses of shareholders' and Board of Trustees' meetings and of preparing, printing and mailing prospectuses and reports to shareholders, and
(n) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the business of the Trust.

          The Administration Agreement provides that the Administrator will not be liable for any error of judgment or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from the Administrator's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Administration Agreement will terminate automatically if assigned, and may be terminated without penalty by either the Administrator or the Trust (by the Board of Trustees of the Trust or vote of a majority of the outstanding voting securities of the Trust, as defined in the Investment Company Act), upon 60 days' written notice. The Administration Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act.


                                   DISTRIBUTOR


          Nicholas-Applegate Securities (the "Distributor"), 600 West Broadway, 30th Floor, San Diego, California 92101, is the principal underwriter and distributor for the Trust and, in such capacity, is responsible for distributing shares of the Series. The Distributor is a California limited partnership organized in 1992 to distribute shares of registered investment companies. Its general partner is Nicholas-Applegate Capital Management Holdings, L.P., the general partner of the Investment Adviser.


          Pursuant to a Distribution Agreement with the Trust, the Distributor has agreed to use its best efforts to effect sales of shares of the Series, but is not obligated to sell any specified number of shares. The Distribution Agreement contains provisions with respect to renewal and termination similar to those in the Investment Advisory Agreement described above. Pursuant to the Distribution Agreement, the Trust has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the Securities Act.

          No compensation is payable by the Series to the Distributor for its distribution services. The Distributor pays for the personnel involved in performing its services, expenses incurred in connection with the printing of Prospectuses and Statements of Additional Information (other than those sent to existing shareholders), sales literature, advertising and other communications used in the public offering of shares of the Trust, and other expenses associated with performing services as distributor of the Trust's shares.

Each Series pays the expenses of issuance, registration and transfer of its shares, including filing fees and legal fees.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

          Subject to policies established by the Trust's Board of Trustees, the Investment Adviser and Subadviser are primarily responsible for the execution of the Series' portfolio transactions and the allocation of the brokerage business. In executing such transactions, the Investment Adviser and Subadviser will seek to obtain the best price and execution for the Series, taking into account such factors as price, size of order, difficulty and risk of execution and operational facilities of the firm involved. Securities in which the Series invest may be traded in the over-the-counter markets, and the Series deal directly with the dealers who make markets in such securities except in those circumstances where better prices and execution are available elsewhere. Commission rates are established pursuant to negotiation with brokers or dealers based on the quality or quantity of services provided in light of generally prevailing rates, and while the Investment Adviser and Subadviser generally seek reasonably competitive commission rates, the Series do not necessarily pay the lowest commissions available. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

          The Series have no obligation to deal with any broker, dealer, or group of brokers or dealers in executing transactions in portfolio securities. Subject to obtaining the best price and execution, broker-dealers who provide supplemental research, market and statistical information and other research services and products to the Investment Adviser and Subadviser may receive orders for transactions by the Series. Such information, services and products are those which brokerage houses customarily provide to institutional investors, and include items such as statistical and economic data, research reports on particular companies and industries, and computer software used for research with respect to investment decisions. Information, services and products so received are in addition to and not in lieu of the services required to be performed by the Investment Adviser and Subadviser under the Investment Advisory Agreement and Subadvisory Agreement, and the expenses of the Investment Adviser and Subadviser are not necessarily reduced as a result of the receipt of such supplemental information, services and products. Such information, services and products may be useful to the Investment Adviser and Subadviser in providing services to clients other than the Trust, and not all such information, services and products are used by the Investment Adviser and Subadviser in connection with the Series. Similarly, such information, services and products provided to the Investment Adviser and Subadviser by brokers and dealers through whom other clients of the Investment Adviser and Subadviser effect securities transactions may be useful to the Investment Adviser and Subadviser in providing services to the Series. The Investment Adviser and Subadviser are authorized to pay higher commission on brokerage transactions for the Series to brokers in order to secure the information, services and products described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice.

          Although investment decisions for the Trust are made independently from those of the other accounts managed by the Investment Adviser or Subadviser, investments of the kind made by the Series may often also be made by such other accounts. When a purchase or sale of the same security is made at substantially the same time on behalf of the Series and one or more other accounts managed by the Investment Adviser or Subadviser, available investments are allocated in the discretion of the Investment Adviser or Subadviser by such means as, in its judgment, result in fair treatment. The Investment Adviser or Subadviser aggregates orders for purchases and sales of securities of the same issuer on the same day among the Series and its other managed accounts, and the price paid to or received by the Series and those accounts is the average obtained in those orders. In some cases, such aggregation and allocation procedures may affect adversely the price paid or received by the Series or the size of the position purchased or sold by the Series.

          In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's commission or discount. On occasion, certain money market instruments and agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid.


                    PURCHASE AND REDEMPTION OF SERIES SHARES

          The price paid for purchases and redemptions of shares of the Series is the net asset value per share, which is calculated once daily at the close of trading (normally 4:00 P.M. New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The offering price is effective for orders received by the Transfer Agent prior to the time of determination of net asset value. Insurance Companies are responsible for promptly transmitting purchase orders to the Transfer Agent.

          The net asset value of a share of a Series is calculated by dividing
(i) the value of the securities held by the Series, plus any cash or other assets, minus all liabilities (including accrued estimated expenses on an annual basis), by (ii) the total number of shares of the Series outstanding. The value of the investments and assets of the Series is determined each business day. Investment securities, including depository receipts, that are traded on a stock exchange or on the NASDAQ National Market System are valued at the last sale price as of the close of business on the New York Stock Exchange (normally 4:00 P.M. New York time) on the day the securities are being valued, or lacking any sales, at the mean between the closing bid and asked prices. Other over-the-counter securities are valued at the mean between the closing bid and asked prices.

          In the event that the New York Stock Exchange or the national securities exchange on which stock or stock options are traded adopt different trading hours on either a permanent or temporary basis, the Board of Trustees will reconsider the time at which net asset value is computed. In addition, the asset value of the Series may be computed as of any time permitted pursuant to any exemption, order or statement of the Commission or its staff.

          Long-term debt obligations are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type; however, when the Investment Adviser deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used, as discussed below. Debt securities with maturities of 60 days or less are valued at amortized cost if their term to maturity from date of purchase is less than 60 days, or by amortizing, from the sixty-first day prior to maturity, their value on the sixty-first day prior to maturity if their term to maturity from date of purchase by the Series is more than 60 days, unless this is determined by the Board of Trustees not to represent fair value. Repurchase agreements are valued at cost plus accrued interest.

          U.S. Government securities are traded in the over-the-counter market and are valued at the mean between the last available bid and asked prices, except that securities with a demand feature exercisable within one to seven days are valued at par. Such valuations are based on quotations of one or more dealers that make markets in the securities as obtained from such dealers, or on the evaluation of a pricing service.

          Options, futures contracts and options thereon, which are traded on exchanges, are valued at their last sale or settlement price as of the close of such exchanges or, if no sales are reported, at the mean between the last reported bid and asked prices. If an options or futures exchange closes later than 4:00 p.m. New York time, the options or futures traded on it are valued based on the sale price, or on the mean between the bid and ask prices, as the case may be, as of 4:00 p.m. New York time.

          Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business day in New York. In addition, foreign securities trading may not take place on all business days in New York, and may occur in various foreign markets on days which are not business days in New York and on which net asset value is not calculated. The calculation of net asset value may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the New York Stock Exchange will not be reflected in the calculation of net asset value unless the Board of Trustees deems that the particular event would materially affect net asset value, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the net asset value into U.S. dollars at the spot exchange rates at 1:00 p.m. New York time or at such other rates as the Investment Adviser may determine to be appropriate in computing net asset value.

          Securities and assets for which market quotations are not readily available, or for which the Board of Trustees or persons designated by the Board determine that the foregoing methods do not accurately reflect current market value, are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees.

          The Trust may use a pricing service approved by the Board of Trustees. Prices provided by such a service represent evaluations of the mean between current bid and asked market prices, may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, indications of values from dealers and other market data. Such services may use electronic data processing techniques and/or a matrix system to determine valuations. The procedures of such services are reviewed periodically by the officers of the Trust under the general supervision and responsibility of its Board of Trustees, which may replace a service at any time if it determines that it is in the best interests of the Series to do so.


                                      TAXES

REGULATED INVESTMENT COMPANY

          The Trust has elected to qualify each Series as a regulated investment company under Subchapter M of the Code, and intends that each Series will remain so qualified.

          As a regulated investment company, a Series will not be liable for federal income tax on its income and gains provided it distributes all of its income and gains currently. Qualification as a regulated investment company under the Code requires, among other things, that each Series (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of stock, securities, options, futures, forward contracts, certain foreign currencies and certain options, futures, and forward contracts on foreign currencies held less than three months; (c) diversify its holdings so that, at the end of each fiscal quarter,
(i) at least 50% of the market value of the Series' assets is represented by cash, U.S. Government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation generally limited, in respect of any one issuer, to an amount not greater than 5% of the market value of the Series' assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government or foreign government securities or the securities of other regulated investment companies), or two or more issuers which the Trust controls and which are determined to be engaged in the same or similar trades or businesses; and
(d) distribute at least 90% of its investment company taxable income (which includes dividends, interest, and net short-term capital gains in excess of net long-term capital losses each taxable year. A distribution of a Series' income or gain will be treated as paid on December 31 of the calendar year if it is declared by the Series in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Series during January of the following year.

          In addition, each Series must satisfy the diversification requirements of section 817(h) of the Code. In general, for a Series to meet these investment diversification requirements, Treasury regulations require that no more than 55% of the total value of the assets of the Series may be represented by any one investment, no more than 70% by two investments, no more than 80% by three investments and no more than 90% by four investments. Generally, for purposes of the regulations, all securities of the same issuer are treated as a single investment. With respect to the United States Government securities (including any security that is issued, guaranteed or insured by the United States or an instrumentality of the United States), each governmental agency or instrumentality is treated as a separate issuer. Compliance with the regulations is tested on the last day of each calendar year quarter. There is a 30 day period after the end of each calendar year quarter in which to cure any non-compliance.

          Dividends paid by a Series from ordinary income, and distributions of the Series' net realized short-term capital gains, are treated as ordinary income in the hands of a Separate Account shareholder. Under the Code, any distributions designated as being made from net capital gains will be treated as long-term capital gains in the hands of a Separate Account, regardless of the holding period of such Separate Account. Such distributions of net capital gains will be designated by the Series as a capital gains distribution in a written notice to its shareholders which accompanies the distribution payment. Any loss on the sale of shares held for less than six months will be treated as a long-term capital loss for federal tax purposes to the extent a Separate Account receives net capital gain distributions on such shares.

SPECIAL TAX CONSIDERATIONS

          SECTION 1256 CONTRACTS. Many of the options, futures contracts and forward contracts used by the Series are "section 1256 contracts." Any gains or losses on section 1256 contracts are generally credited 60% long-term and 40% short-term capital gains or losses ("60/40") although gains and losses from hedging transactions, certain mixed straddles and certain foreign currency transactions from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by the Series at the end of each taxable year are "marked to market" with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, depending on the circumstances.

          STRADDLE RULES. Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by the Series may result in "straddles" for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Series. In addition, losses realized by the Series on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures and forward contracts to the Series are not entirely clear. The transactions may increase the amount of short-term capital gain realized by the Series which is treated as ordinary income in the hands of shareholders.

          The Series may make one or more of the elections available under the Code which are applicable to straddles. If the Series make any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.

          Because applications of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to the shareholders, and which will be treated as ordinary income or long-term capital gain in the hands of shareholders, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.

          The 30% limit on gains from the disposition of certain options, futures, and forward contracts held less than three months and the qualifying income and diversification requirements applicable to the Series' and the Series' assets may limit the extent to which the Series will be able to engage in transactions in options, futures contracts or forward contracts.

          SECTION 988 GAINS AND LOSSES. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Series accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Series actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency and on disposition of certain futures attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of the Series' investment company taxable income to be distributed to the shareholders.

          SWAPS. No definitive guidance currently exists with respect to the classification of interest rate swaps and cross currency swaps as securities or foreign currencies for purposes of certain of the tests described above. Accordingly, to avoid the possibility of disqualification as a regulated investment company, each Series will limit its positions in swaps to transactions for the purpose of hedging against interest rate or currency fluctuation risks, and will treat swaps as excluded assets for purposes of determining compliance with the diversification test.


          SHORT SALES. Generally, capital gain or loss realized by a Series in a short sale may be long-term or short term depending on the holding period of the short position. Under a special rule, however, the capital gain will be short-term gain if (i) as of the date of the short sale, the Series owned property for the short-term holding period that was substantially identical to that which the Series used to close the sale, or (ii) after the short sale and on or before its closing, the Series acquired substantially similar property. Similarly, if property substantially identical to that sold short was held by the Series for the long-term holding period as of the date of the short sale, any loss on closing the short position will be long-term capital loss. These special rules do not apply to substantially similar property to the extent such property exceeds the property used by the Series to close its short position.


          FOREIGN TAX. Income received by a Series from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, the Investment Adviser and Subadviser intend to manage the Series with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Series' total assets at the close of its taxable year consists of securities of foreign corporations, the Series will be eligible to elect to "pass-through" to the Series' shareholders the amount of foreign income and similar taxes paid by the Series. Each shareholder will be notified within 60 days after the close of the

Series' taxable year whether the foreign taxes paid by the Series will be "pass-through" for that year.

          Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to its total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Series' income will flow through to shareholders of the Series. With respect to such election, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportion at share of the foreign taxes paid by the Series.

          ORIGINAL ISSUE DISCOUNT. Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Series may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporation debt securities may be treated as a dividend for Federal income tax purposes.

          Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Series in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Series may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing the recognition of income.

          Some of the debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Series may be treated as having an acquisition discount, or OID in the case of certain types of debt securities. Generally, a Series will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Series may make one or more of the elections applicable to the debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

          The Series generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includible in income, even though cash representing such income may not have been received by the Series. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Series.

OTHER TAX INFORMATION

          Reference is made to the prospectus for the Separate Account and Contracts for information regarding the federal income tax treatment of distributions to the Separate Account.

          The Trust may in the future become subject to state or local taxes in certain states where it is deemed to be doing business. Further, the state tax treatment of the Trust and of the Insurance Companies investing in a Series with respect to distributions by the Series may differ from federal tax treatment.


                             PERFORMANCE INFORMATION

          The Trust may from time to time advertise total returns and yields for the Series, compare Series performance to various indices, and publish rankings of the Series prepared by various ranking services. Any performance information should be considered in light of the Series' investment objectives and policies, characteristics and quality of the its portfolio, and the market conditions during the given time period, and should not be considered to be representative of what may be achieved in the future.

TOTAL RETURN

          The total return for a Series is computed by assuming a hypothetical initial payment of $1,000. It is assumed that all investments are made at net asset value (as opposed to market price) and that all of the dividends and distributions by the Series over the relevant time periods are invested at net asset value. It is then assumed that, at the end of each period, the entire amount is redeemed without regard to any redemption fees or costs. The average annual total return is then determined by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon redemption. Total return does not take into account any federal or state income taxes.

          Total return is computed according to the following formula:

                         P(1 + T)to the nth power = ERV


Where:    P =  a hypothetical initial payment of $1,000.
          T =  average annual total return.
          n =  number of years.
        ERV = ending redeemable value at the end of the period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the period.

YIELD

          The yield for a Series is calculated based on a 30-day or one-month period, according to the following formula:

          Yield = 2[{a - b + 1}to the 6th power -1]
                     -----
                    {cd       }

          For purposes of this formula, "a" is total dividends and interest earned during the period; "b" is total expenses accrued for the period (net of reimbursements); "c" is the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" is the maximum offering price per share on the last day of the period.

COMPARISON TO INDICES AND RANKINGS


          Performance information for a Series may be compared to various unmanaged indices, such as the Standard & Poor's 500 Stock Price Index, the Dow Jones Industrial Average, the Lipper Growth Funds Index, the Russell Midcap Index, the Lipper Small Growth Funds Index, the Russell 2000 Growth Index, the Russell 1000 Index, the Russell 2000 Index, the Morgan Stanley Capital International Europe, Australia, Far East Index, the Salomon Brothers Europe, Pacific, Asia Composite Index, the Lehman Brothers Aggregate Bond Index, the Lehman Brothers Government/Corporate Bond Index, the Salomon Brothers World Government Bond Index (Ex U.S.), and other indices prepared by Lipper Analytical Services. Unmanaged indices (I.E., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses.


          Performance rankings are prepared by a number of mutual fund ranking entities that are independent of the Trust and its affiliates. These entities categorize and rank funds by various criteria, including fund type, performance over a given period of years, total return, standardized yield, variations in sales charges and risk\reward considerations.


                           CUSTODIAN, TRANSFER AGENT,
                    INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL

          PNC Bank, Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113, serves as Custodian for the portfolio securities and cash of the Series and in that capacity maintains certain financial and accounting books and records pursuant to agreements with the Trust. PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware, an affiliate of the Custodian, provides additional accounting services to the Series.

          Nicholas-Applegate Securities, 600 West Broadway, 30th Floor, San Diego, California 92101, serves as Transfer Agent for the Series. The Transfer Agent provides customary transfer agency services to the Trust, including the handling of communications with Separate Account shareholders, the processing of Separate Account shareholder transactions, the maintenance of Separate Account shareholder account records, and related functions.

          Ernst & Young, LLP, 515 South Flower Street, Suite 1800, Los Angeles, California 90071, serves as the independent accountants for the Trust, and in that capacity examines the annual financial statements of the Trust.


          Paul, Hastings, Janofsky & Walker, 555 South Flower Street, Los Angeles, California 90071, is legal counsel for the Trust. It also acts as legal counsel for the Investment Adviser and Distributor.


                                  MISCELLANEOUS

SHARES OF BENEFICIAL INTEREST

          On any matter submitted to a vote of shareholders of the Trust, all shares then entitled to vote will be voted in the aggregate unless otherwise required by the Investment Company Act, in which case all shares of the Trust will be voted by the affected Series. For example, a change in a Series' fundamental investment policies would be voted upon only by shareholders of that Series, as would the approval of any advisory or distribution contract for the Series. However, all shares of the Trust may vote together in the election or selection of Trustees, principal underwriters and accountants for the Trust.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by a majority of the outstanding shares of the series of the Trust affected by the matter. Under Rule 18f-2, a series is presumed to be affected by a matter, unless the interests of each series in the matter are identical or the matter does not affect any interest of such series. Under Rule 18f-2 the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a Series only if approved by a majority of its outstanding shares. However, the rule also provides that the ratification of independent public accountants, the approval of principal underwriting contracts and the election of directors may be effectively acted upon by the shareholders of the Trust voting without regard to Series.

DECLARATION OF TRUST

          The Declaration of Trust of the Trust provides that obligations of the Trust are not binding upon its Trustees, officers, employees and agents individually and that the Trustees, officers, employees and agents will not be liable to the Trust or its investors for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee, officer, employee or agent against any liability to the Trust or its investors to which the Trustee, officer, employee or agent would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Declaration of Trust also provides that the debts, liabilities, obligations and expenses incurred, contracted for or existing with respect to a designated Series shall be enforceable against the assets and property of such Series only, and not against the assets or property of any other Series.

CONVERSION TO MASTER/FEEDER STRUCTURE

          The Trust's investment restrictions permit each Series to seek to achieve its investment objectives by investing its assets in another diversified, open-end management investment company with the same investment objective, policies and restrictions as such Series (a "Master Fund"). In such event, the Trust would terminate the services of the Investment Adviser with respect to the assets invested in the Series. This "master/feeder" structure will not be implemented with respect to any Series without approval of a majority of the outstanding shares of such Series. Upon such approval with respect to a Series, the Trust will provide at least 30 days' written notice to the shareholders of the Series before such arrangements are implemented.

          There are certain risks to a Series related to any such use of the "master/feeder" structure. Such risks include, but are not limited to, the following: Large-scale redemptions by other investment companies of their interests in the corresponding Master Fund could have adverse effects, such as lack of portfolio diversity and decreased economies of scale, and could result in the shareholders of a Series, as the remaining investor in the Master Fund, bearing all the operating costs of the Master Fund and thus experiencing higher pro rata operating expenses and lower returns than would otherwise be the case. In addition, the total withdrawal by another investment company as an investor in a Master Fund may cause the Master Fund to terminate automatically, unless the corresponding Series and any other investors in the Master Fund unanimously agree to continue the business of the Master Fund. As the Series is required to submit such matters to a vote of its shareholders, it will be required to incur the expenses of shareholder meetings in connection with such withdrawals. If unanimous agreement is not reached to continue a Master Fund, the Board of Trustees of the Trust would need to consider alternative arrangements for the Series, including investing all of the Series' assets in another investment company with the same investment objective as the Series or hiring an investment adviser to manage the Series' assets in accordance with its investment policies. The absence of substantial experience with the master/feeder structure could result in accounting or other difficulties. Failure by shareholders of a Series to approve a change in the investment objective and policies of a Series parallel to a change that has been approved by the investors of the corresponding Master Fund would require the Series to redeem its shares of the Master Fund; this could result in a distribution in kind to the Series of the portfolio securities of the Master Fund (rather than a cash distribution), causing the Series to incur brokerage fees or other transaction costs in converting such securities to cash, reducing the diversification of the Series' investments and adversely affecting its liquidity. Other shareholders in the Master Fund may have a greater ownership interest in the Master Fund than the Series' interest, and could thus have effective voting control over the operation of the Master Fund.

FINANCIAL STATEMENTS


          The Trust's Statement of Assets and Liabilities as of ______________, 1996 is included as Exhibit B to this Statement of Additional Information. Such statement has been audited by the Fund's independent auditors, Ernst & Young, LLP, whose report thereon also appears in Exhibit B. Such financial statements have been included herein in reliance upon such reports given upon their authority as experts in accounting and auditing.

REGISTRATION STATEMENT

          The Registration Statement of the Trust, including the Series' Prospectus, the Statement of Additional Information and the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C. Statements contained in the Series' Prospectus or the Statement of Additional Information as to the contents of any contract or other document referred to herein or in the Prospectus are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

OTHER INFORMATION

          As used in the Prospectus and in this Statement of Additional Information, the term "majority," when referring to approvals to be obtained from shareholders of a Series, means the vote of the lesser of (i) 67% of the shares of the Series represented at a meeting if the holders of more than 50% of the outstanding shares of the Series are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Series. The term "majority," when referring to the approvals to be obtained from shareholders of the Trust, means the vote of the lesser of (i) 67% of the Trust's shares represented at a meeting if the holders of more than 50% of the Trust's outstanding shares are present in person or by proxy, or (ii) more than 50% of the Trust's outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held. Unless otherwise provided by law or by the Trust's Declaration of Trust or Bylaws, the Trust may take or authorize any action upon the favorable vote of the holders of more than 50% of the outstanding shares of the Trust.

          The Trust will dispense with annual meetings of shareholders in any year in which it is not required to elect Trustees under the Investment Company Act. However, the Trust undertakes to hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the Investment Company Act.

          Each Separate Account will vote the shares of each Series held by the Separate Account at meetings of the shareholders of the Series or Trust in accordance with instructions received from the Contract owners having the voting interests in the Separate Account. The Separate Account will vote shares for which it has not received instructions in the same proportion as it votes shares for which it has received instructions. Contract owners having voting interests will receive periodic reports relating to the Series in which they have an interest. Contract owners will also receive proxy materials and a form with which to give voting instructions with respect to their interests in the Series.

          Each share of a Series represents an equal proportional interest in the Series with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Series as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Series are entitled to receive the assets attributable to the Series that are available for distribution, and a distribution of any general assets not attributable to a particular Series that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

          The Trust intends to obtain from the Securities and Exchange Commission certain exemptions from the provisions of the Investment Company Act necessary to permit shares of the Trust to be sold to and held by variable annuity and variable life insurance separate accounts of both affiliated and unaffiliated life insurance companies. As a condition to such exemptions, the Trust has agreed to a variety of operational matters, including the following:
(a) a majority of the Board of Trustees of the Trust will consist of persons who are not "interested persons" of the Trust as defined by the Investment Company Act ("disinterested Trustees"); (b) the Board of Trustees will monitor the Fund for the existence of any material irreconcilable conflict between the interests of the Contract owners of all separate accounts investing in the Fund; (c) if a material irreconcilable conflict is determined to exist by a majority of the Board of Trustees or a majority of the disinterested Trustees, the relevant participating Insurance Companies will, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested Trustees), take whatever steps are necessary to remedy or eliminate the conflict.

                                   APPENDIX A


                        DESCRIPTION OF SECURITIES RATINGS

     The following paragraphs summarize the descriptions for the rating symbols of securities.


COMMERCIAL PAPER

          The following paragraphs summarize the description for the rating symbols of commercial paper.


MOODY'S INVESTORS SERVICE, INC.

          Moody's short-term debt ratings, which are also applicable to commercial paper investments permitted to be made by the Master Trust, are opinions of the ability of issuers to repay punctually their senior debt obligations which have an original maturity not exceeding one year. Moody's employs the following designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          PRIME 1: Issuers (or related supporting institutions) rated PRIME-1 have a superior ability for repayment of short-term promissory obligations. PRIME-1 repayment ability will often be evidenced by the following characteristics: (a) leading market positions in well-established industries;
(b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (e) well-established access to a range of financial markets and assured sources of alternate liquidity.

          PRIME-2: Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above in the PRIME-1 category but to a lesser degree. Earning trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

          PRIME 3: Issuers rated PRIME-3 (or related supporting institutions) have an acceptable ability for repayment of short-term debt obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.


STANDARD & POOR'S CORPORATION

          Standard & Poor's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety, as follows:

          A-1: This designation indicates the degree of safety regarding timely payment is overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics are denoted with a "PLUS" (+) designation.

          A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated A-1.

          A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

          B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

          C: Issues rated "C" are regarded as having a doubtful capacity for payment.


FITCH INVESTORS SERVICE, INC.

          F-1+: Exceptionally strong credit quality. Commercial paper assigned this rating is regarded as having the strongest degree of assurance for timely payment.

          F-1: Very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

          F-2: Good credit quality. Commercial paper assigned this rating has a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issuers assigned F-1+ and F-1 ratings.

          F-3: Fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near term adverse changes could cause these securities to be rated below investment grade.


DUFF & PHELPS

          The three rating categories of Duff & Phelps for investment grade commercial paper are "Duff 1," "Duff 2" and "Duff 3." Duff & Phelps employs three designations, "Duff 1+," Duff 1" and "Duff 1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

          DUFF 1+ - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

          DUFF 1 - Debt possesses very high certainty of timely payment. Liquidity factors are excessent and supported by good fundamental protection factors. Risk factors are minor.

          DUFF 1- - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

          DUFF 2 - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

          DUFF 3 - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

          DUFF 4 - Debt possesses speculative investment characteristics.

          DUFF 5 - Issuer has failed to meet scheduled principal and/or interest payments.


THOMSON BANKWATCH

          Thomson BankWatch commercial paper ratings assess the likelihood of an untimely payment of principal or interest of debt having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:

          TBW-1 - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

          TBW-2 - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

          TBW-3 - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.


IBCA

          IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:

          A1+ - Obligations are supported by the highest capacity for timely repayment.

          A1 - Obligations are supported by a strong capacity for timely repayment.

          A2 - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

          A3 - Obligations are supported by an adequate capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic, or financial conditions than for obligations in higher categories.


CORPORATE BONDS

MOODY'S

          Moody's corporate bond ratings are opinions of the relative investment qualities of bonds. Moody's employs nine designations to indicate such relative qualities, ranging from "Aaa" for the highest quality obligations to "C" for the lowest. Issues are further refined with the designation 1, 2, and 3 to indicate the relative ranking within designations. Bonds with the following Moody's ratings have the following investment qualities:

          Aaa: Bonds in this category are judged to be of the highest quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

          Aa: Bonds in this category are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

          A: Bonds in this category possess many favorable investment attributes and are considered to be as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

          Baa: Bonds in this category are considered medium-grade obligations, (I.E., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

          Ba: Bonds in this category are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

          B: Bonds in this category generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

          Caa: Bonds in this category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

          Ca: Bonds in this category represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcoming.

          C: Bonds in this category are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S

          A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Ratings are graded into ten categories, ranging from "AAA" for the highest quality obligation to "D" for debt in default. Issues are further refined with a "PLUS" or "MINUS" sign to show relative standing within the categories. Bonds with the following Standard & Poor's ratings have the following investment qualities:

          AAA:   Bonds in this category have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

          AA: Bonds in this category have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

          A: Bonds in this category have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

          BBB: Bonds in this category have an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

          BB: Bonds in this category have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

          B: Bonds in this category have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

          CCC: Bonds in this category have currently identifiable vulnerability to default, and are dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

          C: This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

DUFF & PHELPS

          The following summarizes the ratings used by Duff & Phelps for corporate and municipal long-term debt:

          AAA - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

          A - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

          BBB - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

          BB, B, CCC, DD, AND DP - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

          To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

FITCH INVESTORS SERVICE, INC.

          The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

          AAA - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

          A - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

          BBB - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

          BB, B, CCC, CC, C, DDD, DD, AND D - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

          To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.

IBCA

          IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

          AAA - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk significantly.

          AA - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

          A - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

          BBB - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

          BB, B, CCC, CC, AND C - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

          IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.

THOMSON BANKWATCH

          Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

          AAA - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is very high.

          AA - This designation indicates a superior ability to repay principal and interest on a timely basis with limited incremental risk versus issues rated in the highest category.

          A - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          BBB - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

          BB, B, CCC, AND CC, - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

          D - This designation indicates that the long-term debt is in default.

          PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

                     NICHOLAS-APPLEGATE SERIES TRUST

                                FORM N-1A

                       PART C:  OTHER INFORMATION


Item 24.          FINANCIAL STATEMENTS AND EXHIBITS.

  a.    Financial Statements:


        Registrant's Statement of Assets and Liabilities as of __________, 1996, related Notes and Independent Accountants' Report dated _________, 1996, with respect to the Series are included as Exhibit B to Part B.


  b.    Exhibits:

        (1.1)   Certificate of Trust of Registrant.

        (1.2)   Declaration of Trust of Registrant.

        (2)     Bylaws of Registrant.

        (3)     None.

        (4)     None.


        (5.1) Form of Investment Advisory Agreement between Registrant and Nicholas-Applegate Capital management.



        (5.2) Form of Subadvisory Agreement among Registrant, Nicholas-Applegate Capital Management and Rogge Global Partners, plc.



        (6) Form of Distribution Agreement between Registrant and Nicholas-Applegate Securities.


        (7)     None.


        (8)     Form of Custodian Services Agreement between Registrant and
                PNC Bank.



        (9.1) Form of Administration Agreement between Registrant and Investment Company Administration Corporation.

      (9.2) Form of Transfer Agency and Service Agreement between Registrant and Nicholas-Applegate Securities.



      (9.3) Form of License Agreement between Registrant and Nicholas-Applegate Capital Management.



      (9.4)    Form of Accounting Services Agreement between Registrant and PFPC
               Inc.



      (9.5) Form of Letter agreement between Registrant and Nicholas-Applegate Capital Management regarding expense reimbursements.



      (9.6) Form of Participation Agreement between Registrant, Nicholas-Applegate Capital Management and Aetna Insurance Company of America.



      (9.7) Form of Participation Agreement between Registrant, Nicholas-Applegate Capital Management, and ALIAC Life Insurance and Annuity Company.


      (10)     Opinion of Counsel -- to be filed.

      (11)     Consent of Independent Accountants -- to be filed.

      (12)     None.


      (13)     Form of Investment Letter of initial investor in Registrant.


      (14)     None.

      (15)     None.

      (16)     None.


      (17.1)   Limited Powers of Attorney of Arthur E. Nicholas and John D.
               Wylie.

Item 25.          PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


         Arthur E. Nicholas, Fred C. Applegate, and Arthur B. Laffer, members of the Board of Trustees of Registrant, are also members of the Board of Trustees of Nicholas-Applegate Mutual Funds and members of the Board of Directors of Nicholas-Applegate Fund, Inc., registered investment companies. In addition, Theodore J. Coburn, a member of the Board of Trustees of Registrant, is also a member of the Board of Directors of Nicholas-Applegate Fund, Inc.; and Messrs. Nicholas and Coburn and Darlene T. DeRemer, a member of the Board of Trustees of Registrant, are also members of the Board of Trustees of Nicholas-Applegate Investment Trust, a registered investment company. As such persons constitute a majority of the Boards of Nicholas-Applegate Mutual Funds and Nicholas-Applegate Fund, Inc., and 50% of the Board of Trustees of Nicholas-Applegate Investment Trust, Registrant, Nicholas-Applegate Mutual Funds, Nicholas-Applegate Investment Trust and Nicholas-Applegate Fund, Inc. may be deemed to be under common control.



Item 26.          NUMBER OF HOLDERS OF SECURITIES.


         As of _______, 1996, the number of record holders of each series of Registrant was as follows:


   TITLE OF SERIES                                     NUMBER OF RECORD HOLDERS
   ---------------                                     ------------------------
   Core Growth Series                                              1
   Emerging Growth Series                                          1
   International Growth Series                                     1
   Value Series                                                    1
   Diversified Income Series                                       1
   International Fixed Income Series                               1

Item 27.          INDEMNIFICATION.

         Article V of Registrant's Declaration of Trust, filed herewith as
Exhibit 1, provides for the indemnification of Registrant's trustees, officers, employees and agents against liabilities incurred by them in connection with the defense or disposition of any action or proceeding in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of being or having been in such office, except with respect to matters as to which it has been determined that they acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office ("Disabling Conduct").

         Section 8 of Registrant's Administration Agreement, filed herewith as
Exhibit 9.1, provides for the indemnification of Registrant's Administrator against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.
Section 9 of Registrant's Distribution Agreement, filed herewith as Exhibit 6, provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct. Section 4 of the Shareholder Service Agreement, filed herewith as Exhibit 9.3, provides for the indemnification of Registrant's Distributor against all liabilities incurred by it in performing its obligations under the Agreement, except with respect to matters involving its Disabling Conduct.

         Registrant has obtained from a major insurance carrier a trustees' and officers' liability policy covering certain types of errors and omissions.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Item 28.          BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS.


         During the two fiscal years ended December 31, 1995 Nicholas-Applegate Capital Management has engaged principally in the business of providing investment services to institutional and other clients. All of the additional information required by this Item 28 with respect to the Investment Adviser is set forth in the Form ADV, as amended, of Nicholas-Applegate Capital

Management (File No. 801-21442), which is incorporated herein by reference.


         During the two fiscal years ended December 31, 1995, Rogge Global Partners, plc has engaged principally in the business of providing investment services to institutional and other clients. All of the additional information required by this Item 28 with respect to the Subadviser is set forth in the Form ADV, as amended, of Rogge Global Partners, plc (File No. 801-25482), which is incorporated herein by reference.



Item 29.          PRINCIPAL UNDERWRITERS.

         (a) Nicholas-Applegate Securities does not act as a principal underwriter, depositor or investment adviser to any investment company, other than as principal underwriter to Registrant and Nicholas-Applegate Mutual Funds.

         (b) Nicholas-Applegate Securities, the Distributor of the shares of Registrant's Series, is a California limited partnership and its general partner is Nicholas-Applegate Capital Management Holdings, L.P. (the "General Partner"). Information is furnished below with respect to the officers, partners and directors of the General Partner and Nicholas-Applegate Securities. The principal business address of such persons is 600 West Broadway, 30th Floor, San Diego, California 92101, except as otherwise indicated below.

                         POSITIONS AND
                         OFFICES WITH            POSITIONS AND
NAME AND PRINCIPAL       PRINCIPAL               OFFICES WITH
BUSINESS ADDRESS         UNDERWRITER             REGISTRANT
------------------       -------------           -------------


Arthur E. Nicholas        Chairman               Chairman of the
                                                 Board of Trustees



Ashley T. Rabun           President              Vice President



Peter J. Johnson          Vice President         None


Thomas Pindelski          Chief Financial        Chief Financial
                          Officer                Officer

E. Blake Moore, Jr.       General Counsel and    Secretary
                          Secretary


Todd Spillane             Director of            None
                          Compliance

         (c)      Not applicable.


Item 30.          LOCATION OF ACCOUNTS AND RECORDS.

         All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained either at the offices of the Registrant (600 West Broadway, 30th Floor, San Diego, California 92101); the Investment Adviser to the Registrant, Nicholas-Applegate Capital Management (600 West Broadway, 30th Floor, San Diego, California 92101); the Subadviser to the Registrant, Rogge Global Partners, plc (5-6 St. Andrews Hill, London, England); the Administrator for the Registrant, Investment Company Administration Corporation (4455 East Camelback Road, Suite 261-E, Phoenix, Arizona 85018); the Custodian, PNC Bank (Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19113); or the Distributor, Transfer Agent and Dividend Disbursing Agent, Nicholas-Applegate Securities (600 West Broadway, 30th Floor, San Diego, California 92101).


Item 31.          MANAGEMENT SERVICES.

         Not Applicable.


Item 32.          UNDERTAKINGS.

         Registrant hereby undertakes to file a post-effective amendment, containing reasonably current financial statements with respect to its Core Growth Series, Emerging Growth Series, International Growth Series, Value Series, Diversified Income Series and International Fixed Income Series which need not be certified, within four to six months from the effective date of the Registrant's 1933 Act Registration Statement with respect to such Series.

         Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                           SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on the 24th day of January, 1996.

                                    NICHOLAS-APPLEGATE SERIES TRUST



                                    By John D. Wylie*

                                       ---------------------------
                                       John D. Wylie
                                       President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

                          Principal Executive
John D. Wylie*            Officer                     January 24, 1996
--------------------
John D. Wylie


                          Principal Financial
/s/Thomas Pindelski       and Accounting
--------------------      Officer                     January 24, 1996
Thomas Pindelski


Arthur E. Nicholas*
--------------------      Trustee                     January 24, 1996
Arthur E. Nicholas


*/s/E. Blake Moore, Jr.
-----------------------
By: E. Blake Moore, Jr.
    Attorney in Fact

                                EXHIBIT INDEX
                       NICHOLAS-APPLEGATE SERIES TRUST
                      PRES-EFFECTIVE AMENDMENT NO. 1 TO
                       FORM N-1A REGISTRATION STATEMENT
                              FILE NO. 811-9074


   EXHIBIT NO.         TITLE OF EXHIBIT
   -----------         ----------------
     (1.1)              Certificate of Trust of
                        Registrant.

     (1.2)              Declaration of Trust of Registrant.

     (2)                Bylaws of Registrant.

     (3)                None.

     (4)                None.

     (5.1) Form of Investment Advisory Agreement between Registrant and Nicholas-Applegate Capital management.

     (5.2) Form of Subadvisory Agreement among Registrant, Nicholas-Applegate Capital Management and Rogge Global Partners, plc.

     (6)                Form of Distribution Agreement between
                        Registrant and Nicholas-Applegate Securities.

     (7)                None.

     (8)                Form of Custodian Services Agreement between
                        Registrant and PNC Bank.

     (9.1)              Form of Administration Agreement between
                        Registrant and Investment Company
                        Administration Corporation.

   EXHIBIT NO.         TITLE OF EXHIBIT
   -----------         ----------------
     (9.2) Form of Transfer Agency and Service Agreement between Registrant and Nicholas-Applegate
                        Securities.

     (9.3) Form of License Agreement between Registrant and Nicholas-Applegate Capital Management.

     (9.4)              Form of Accounting Services Agreement between
                        Registrant and PFPC Inc.

     (9.5) Form of Letter agreement between Registrant and Nicholas-Applegate Capital Management regarding expense reimbursements.

     (9.6)              Form of Participation Agreement between
                        Registrant, Nicholas-Applegate Capital
                        Management and Aetna Insurance Company of
                        America.

     (9.7) Form of Participation Agreement between Registrant, Nicholas-Applegate Capital Management, and ALIAC Life Insurance and Annuity Company.

     (10)               Opinion of Counsel -- to be filed.

     (11) Consent of Independent Accountants -- to be filed.

     (12)               None.

     (13) Form of Investment Letter of initial investor in Registrant.
     (14)               None.

     (15)               None.

   EXHIBIT NO.         TITLE OF EXHIBIT
   -----------         ----------------

     (16)               None.

     (17.1)             Limited Powers of Attorney of Arthur E.
                        Nicholas and John D. Wylie.